As filed with the Securities and Exchange Commission on February 24, 1999
                        Securities Act File No. 33-37458
                    Investment Company Act File No. 811-06199
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             _______________________

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]

         Pre-Effective Amendment No. ____                                [ ]
         Post-Effective Amendment No. 35                                 [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]

         Amendment No. 36                                                [X]
                        (Check appropriate box or boxes.)


                         NOTTINGHAM INVESTMENT TRUST II
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


       105 North Washington Street, Rocky Mount, North Carolina 27802-0069
       -------------------------------------------------------------------
          (Address of Principal Executive Offices)             (Zip Code)


        Registrant's Telephone Number, including Area Code (252) 972-9922
                                                           --------------

                              C. Frank Watson, III
     105 North Washington Street, P.O. Drawer 69, Rocky Mount, NC 27802-0069
     -----------------------------------------------------------------------
                     (Name and Address of Agent for Service)


                                 With Copies to:
                                 ---------------
                                 Jane A. Kanter
                             Dechert Price & Rhoads.
                              1775 Eye Street, N.W.
                            Washington, DC 20006-2401


Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this filing
                                               -----------------------------

It is proposed that this filing will become effective: (check appropriate box)

               [ ] immediately upon filing pursuant to paragraph (b)
               [ ] on (date) pursuant to paragraph (b)
               [ ] 60 days after filing pursuant to paragraph (a)(1)
               [ ] on (date) pursuant to paragraph (a)(1)
               [X] 75 days after filing pursuant to paragraph (a)(2)
               [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

                                     PART A
                                     ======

________________________________________________________________________________

                       THE BROWN CAPITAL MANAGEMENT FUNDS

                                  Series of the
                         NOTTINGHAM INVESTMENT TRUST II

                              INSTITUTIONAL SHARES
________________________________________________________________________________


                                   PROSPECTUS
                                  May 10, 1999


This prospectus includes information about the four Brown Capital Management Funds (the "Funds") - three equity funds, and one balanced fund. The equity funds seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve their objective, the equity funds will invest primarily in equity securities. The balanced fund seeks a maximum total return consisting of capital appreciation, both realized and unrealized, and income. The balanced fund will seek to achieve this objective by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments.


                                     Advisor
                                     -------

                         Brown Capital Management, Inc.
                              809 Cathedral Street
                            Baltimore, Maryland 21201

                                 1-800-525-3863









The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUNDS......................................................................2
---------
      Investment Objectives....................................................2
      Principal Investment Strategies..........................................2
          Brown Capital Management Equity Fund.................................2
          Brown Capital Management Small Company Fund..........................3
          Brown Capital Management International Equity Fund...................4
          Brown Capital Management Balanced Fund...............................5
      Principal Risks Of Investing In The Funds................................6
          All Funds............................................................6
          Specific Risk Factors................................................7
      Bar Charts and Performance Tables.......................................11
      Fees and Expenses of the Funds..........................................14

MANAGEMENT OF THE FUNDS.......................................................15
-----------------------
      The Investment Advisor..................................................15
      The Administrator.......................................................17
      The Transfer Agent......................................................17
      The Distributor.........................................................17

INVESTING IN THE FUNDS........................................................18
----------------------
      Minimum Investment......................................................18
      Purchase And Redemption Price...........................................18
      Purchasing Shares.......................................................19
      Redeeming Your Shares...................................................21

OTHER IMPORTANT INVESTMENT INFORMATION........................................23
--------------------------------------
      Dividends, Distributions And Taxes......................................23
      Financial Highlights....................................................24
      Additional Information..........................................Back Cover

                                   THE FUNDS
                                   ---------

INVESTMENT OBJECTIVES

The investment objective of the Brown Capital Management Equity Fund, the Brown Capital Management Small Company Fund and the Brown Capital Management International Equity Fund to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments for the equity funds. The investment objective of the Brown Capital Management Balanced Fund is total return, consisting of realized and unrealized capital appreciation, and current income. Each of the Funds is a diversified series of the Nottingham Investment Trust II.


PRINCIPAL INVESTMENT STRATEGIES

Brown Capital Management Equity Fund

The Brown Capital Management Equity Fund (the "Equity Fund") seeks capital appreciation through an opportunistic stock investment strategy with a growth bias. The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their growth potential in the securities markets, because the companies are presently out of favor, not well known or possess value that is not currently recognized by the investment community. The Equity Fund generally consists of the equity securities of medium and large capitalization companies, generally defined as those companies with a market capitalization of $1 billion or more.

The  Advisor  uses a  fundamentalist  "bottom up"  approach  to select  specific
securities,   while  remaining  cognizant  of  specific  economic  and  industry outlooks. The Advisor employs analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o establishes predicted relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

The Fund invests in a variety of companies and industries as well as economic sectors.

Under normal market conditions the portfolio allocation range for the Equity Fund will be:

                                              % of Total Assets
                                              -----------------
         Equity securities                         70 - 99%
         Money market instruments                   1 - 30%

When market or financial conditions warrant, the Equity Fund may invest in U.S. Government and agency securities, cash, money market securities and other fixed-income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Equity Fund's investment objective and could result in the Equity Fund not achieving it investment objective.

Brown Capital Management Small Company Fund

The Brown Capital Management Small Company Fund (the "Small Company Fund") invests primarily in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, ("small companies"). The Advisor seeks to build a portfolio of exceptional small companies with the following overall portfolio characteristics:

o price-to-earnings ratio to prospective earnings per share growth rate that is less than an appropriate market benchmark (on twelve month forward estimated earnings); and
o    profitability that is greater than that market benchmark

Currently, the Fund uses the Russell 2000 Index as its market benchmark. The Russell 2000 Index is a widely-recognized, unmanaged index of 2,000 common stocks of domestic companies with market capitalizations ranging between $100 million and $1 billion.

This analysis includes many factors that, in the Advisor's view, are critical to the small company sector. The Advisor believes that:

o a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return; and
o an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor uses a fundamentalist "bottom up" approach to select specific securities, while remaining aware of specific economic and industry outlooks. The Advisor employs analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o establishes predicted relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

o    sustainable revenue growth;
o adequate resources to establish and defend a viable product or service market, and market share;
o    sufficient profitability to support long term growth; and
o management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

                                              % of Total Assets
                                              -----------------
         Equity securities                         70 - 99%
         Money market instruments                   1 - 30%

When market or financial conditions warrant, the Small Company Fund may invest in U.S. Government and agency securities, cash, money market securities and other fixed-income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Small Company Fund's investment objective and could result in the Small Company Fund not achieving it investment objective.

Brown Capital Management International Equity Fund

The Brown Capital Management International Equity Fund (the "International Equity Fund") invests primarily in the equity securities of non-U.S. based companies. The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets. The Advisor utilizes an analysis that seeks to identify those companies trading at the deepest discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

The Advisor uses a fundamentalist "bottom up" approach to select specific securities, while remaining aware of specific economic and industry sector conditions in various foreign countries. In evaluating companies for investment the Adviser will focus on:

o relative valuation, within an industry sector, and between countries or economic markets
o    fundamental analysis of the company
o    long term forecasting of earnings and asset values
o fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country
o    use of investment industry research
o use of direct local contacts in various countries, investment industry research, discussions with company personnel, and company visits

In constructing and managing the fund, the following criteria are used:

o    following the Advisors  "bottom up" stock  screening  process,  country and industry weightings are considered in order to maintain proper diversification
o    no country will represent more than 25% of the Funds total assets
o no more than 15% of the Fund's total assets will be invested in emerging market securities
o    no industry will represent more than 20% of the Fund's total assets
o no individual security will represent more than 5% of the Fund's total assets

Under  normal  market   conditions  the  portfolio   allocation  range  for  the
International Equity Fund will be:

                                              % of Total Assets
                                              -----------------

         Equity securities                        70 - 99%
         Money market instruments                  1 - 30%

When market or financial conditions warrant, the International Equity Fund may invest, without limitation, in securities of any kind, including securities trade primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the International Equity Fund's investment objective and could result in the International Equity Fund not achieving it investment objective.

Brown Capital Management Balanced Fund

The Brown Capital Management Balanced Fund (the "Balanced Fund") varies the percentage of its assets invested in equities and fixed income securities, including money market instruments, according to the Advisor's judgment of market and economic conditions and its view of which asset class can best achieve the Balanced Fund's objectives.

The percentage invested in fixed income securities (including money market instruments) will comprise not less than 25% and not more than 75% of the portfolio.

Key elements of the Advisor's management of the Balanced Fund include:

o The equity portion of the Balanced Fund will be managed using the same investment strategies as described above for the Equity Fund.
o Fixed income securities will be selected primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.
o The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund.
o In structuring the fixed income portion of the Fund, the Advisor examines spread relationships between quality grades in determining the quality distribution, and assesses the expected trends in inflation and interest rates in structuring the maturity distribution.
o Not more than 20% of the total fixed income portion of the portfolio (not more than 15% of the entire Fund) will be invested in bonds rated below "A" by the nationally recognized securities rating organizations described in the Statement of Additional Information.

Under normal market conditions the portfolio allocation range for the Balanced Fund will be:

                                              % of Total Assets
                                              -----------------

         Equity securities                        25 - 75%
         Money market instruments                 25 - 75%


Principal Risks of Investing in the FundS

All Funds

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested.

Generally, the Funds will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.

o    Year  2000  Risk:   Like  other  mutual   funds,   financial  and  business
     organizations and individuals around the world, the Trust and the Funds could be adversely affected if the computer systems used by the Advisor, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." Virtually all operations of the Trust and the Funds are computer reliant. The Advisor, Administrator, Transfer Agent, Distributor and Custodian have informed the Trust that they are actively taking steps to address the year 2000 Problem with regard to their respective computer systems and the interfaces between their respective computer systems. The Trust and the Funds are also taking measures to obtain assurances from necessary persons that comparable steps are being taken by the key service providers to the Advisor, Administrator, Transfer Agent, Distributor, and Custodian. There can be no assurance that the Trust and the Funds' key service providers will be year 2000 compliant. If not adequately addressed, the Year 2000 Problem could result in the inability of the Trust and the Funds to perform its mission critical functions, including trading and settling trades of the Funds' securities, pricing of portfolio securities and processing shareholder transactions, and the net asset value of the Funds' shares may be materially affected.

In addition, because the Year 2000 Problem affects virtually all issuers, the companies or entities in which the Funds may invest also could be adversely impacted by the Year 2000 Problem. For example, issuers may incur substantial costs to address the Year 2000 Problem. The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by the Funds. The Advisor has assured the Trust and the Funds that it considers such issues in making investment decisions for the Funds. Furthermore, the International Equity Fund's international investments may expose it to operations, custody and settlement processes outside the United States. In many countries outside the United States the Year 2000 Problem has not been adequately addressed and concerns have been raised that capital flight, among other issues, may be triggered by full disclosure of the Year 2000 Problem on countries outside the United States. Additional information on the impact of the Year 2000 Problem on emerging market countries is provided in this section, under "International Equity Fund - Foreign Securities--Emerging Market Risk."

Specific Risk Factors

         International Equity Fund

Foreign Securities. The International Equity Fund will invest primarily in foreign securities that involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities among others, include:

         Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

         Emerging Market Risk: The International Equity Fund may invest a portion of its assets in countries with less developed securities markets. However, no more than 15% of its portfolio will be invested in emerging markets securities. There are greater risks involved in investing in emerging markets countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, the International Equity Fund, when investing in emerging markets countries, may be required to establish special custody or other arrangements before investing.

         The Year 2000 Problem may also be especially acute in emerging market countries. Many emerging market countries are currently lagging behind more developed countries in their Year 2000 preparedness because they lack the financial resources to undertake the necessary remedial actions. A lack of Year 2000 preparedness may adversely affect the health, security and economic well-being of emerging market countries and could, obviously, adversely affect the value of the International Equity Fund's investments in emerging market countries. More information on the Year 2000 Problem is provided in this section under "All Funds --Year 2000 Risk."

         Euro Risk: The International Equity Fund may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

         The consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the International Equity Fund are presently unclear and it is not possible to predict the eventual impact of the Euro implementation plan. There are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. The conversion may adversely affect the International Equity Fund if the Euro does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the International Equity Fund.

         Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the International Equity Fund's foreign investments.

         Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

         Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Please see the Statement of Additional Information for more information about these investment policies.

         Small Company Fund

The  Small   Company  Fund  is  intended  for   aggressive   investors   seeking
above-average gains and willing to accept the risks involved in investing in the securities of small companies.

Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small companies often have limited product lines, markets or financial resources and may lack management depth. Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Small Company Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

         Balanced Fund

In addition to the risks outlined above with regards to the equity portion of the Balanced Fund, there will be additional risks for the fixed income portion of the portfolio.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Balanced Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Balanced Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Balanced Fund. Credit risk is particularly significant to the Balanced Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Balanced Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the Balanced Fund's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Balanced Fund holding a significant portion of its assets in fixed income securities with long term maturities.

     In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

o Investment-Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Services, Inc. ("Moody's") are considered investment grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

o Junk Bonds or Lower rated Securities Risk: Bonds rated below investment grade by S&P and Moody's are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed-income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Balanced Fund's net asset value.

BAR CHARTS AND PERFORMANCE TABLES

The bar charts and tables shown below provide an indication of the risks of investing in the Brown Capital Management Funds by showing (on a calendar year basis) changes in the Funds' average annual total returns from year to year and by showing (on a calendar year basis) how the Funds' average annual returns for one year, five year, and since inception compare to those of a broad-based securities market index. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

Equity Fund

[Calendar Year Returns Bar Chart Included Here]

                    Calendar Year Return
                    --------------------
                    1993           6.81%
                    1994         (0.75)%
                    1995          32.04%
                    1996          19.04%
                    1997          22.65%
                    1998          29.15%


o During the 6-year period shown in the bar chart, the highest return for a quarter was 26.64% (quarter ended December 31, 1998).
o During the 6-year period shown in the bar chart, the lowest return for a quarter was -14.57% (quarter ended September 30, 1998).


----------------------------------------- ------------ ------------ ------------
Average Annual Total Returns                 Past 1       Past 5       Since
Period ended December 31, 1998                Year         Year      Inception*
----------------------------------------- ------------ ------------ ------------
Brown Capital Management Equity Fund         29.15%       19.82%       18.69%
----------------------------------------- ------------ ------------ ------------
S&P 500 **                                   28.58%       24.05%       21.60%
----------------------------------------- ------------ ------------ ------------

*    The Equity Fund commenced operations on September 30, 1992.
** The S&P 500 is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

Small Company Fund

[Calendar Year Returns Bar Chart Included Here]

                    Calendar Year Return
                    --------------------
                    1993           5.74%
                    1994           4.76%
                    1995          33.96%
                    1996          17.08%
                    1997          15.78%
                    1998          18.39%


o During the 6-year period shown in the bar chart, the highest return for a quarter was 20.03% (quarter ended December 31, 1998).
o During the 6-year period shown in the bar chart, the lowest return for a quarter was -14.87% (quarter ended September 30, 1998).


----------------------------------------- ------------ ------------ ------------
Average Annual Total Returns                 Past 1       Past 5       Since
Period ended December 31, 1998                Year         Year      Inception*
----------------------------------------- ------------ ------------ ------------
Brown Capital Management Small Company Fund
   Company Fund                              18.39%       17.62%       15.55%
----------------------------------------- ------------ ------------ ------------
Russell 2000 Index**                         -2.26%       11.44%       12.34%
----------------------------------------- ------------ ------------ ------------

*    The Small Company Fund commenced operations on December 31, 1992.
** The Russell 2000 Index is a widely-recognized, unmanaged index of 2,000 common stocks of domestic companies with market capitalizations ranging between $100 million and $1 billion.

Balanced Fund

[Calendar Year Returns Bar Chart Included Here]

                    Calendar Year Return
                    --------------------
                    1993           9.75%
                    1994          -1.22%
                    1995          29.75%
                    1996          13.84%
                    1997          18.87%
                    1998          24.40%


o During the 6-year period shown in the bar chart, the highest return for a quarter was 19.63% (quarter ended December 31, 1998).
o During the 6-year period shown in the bar chart, the lowest return for a quarter was -10.33% (quarter ended September 30, 1998).


----------------------------------------- ------------ ------------ ------------
Average Annual Total Returns                 Past 1       Past 5       Since
Period ended December 31, 1998                Year         Year      Inception*
----------------------------------------- ------------ ------------ ------------
Brown Capital Management Balanced Fund       24.40%       16.62%       15.81%
----------------------------------------- ------------ ------------ ------------
Benchmark of 75% S&P 500 / 25% Lehman
   Government & Corporate Bond Index**       25.63%       20.78%       18.85%
----------------------------------------- ------------ ------------ ------------

*    The Balanced Fund commenced operations on September 30, 1992.
** The S&P 500 is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. The Lehman Government & Corporate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:

                    Shareholder Fees For Institutional Shares
                    (fees paid directly from your investment)
                    -----------------------------------------
   Maximum sales charge (load) imposed on purchases (as a
       percentage of offering price) .................................None
   Redemption fee ....................................................None

             Annual Fund Operating Expenses For Institutional Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

                                                                                         Small     International
                                                              Equity      Balanced      Company       Equity
                                                              ------      --------      -------    -------------

Management Fees...............................................0.65%        0.65%         1.00%         1.00%
Distribution and/or Service (12b-1) Fees.......................None         None          None          None
Other Expenses................................................1.33%^1      1.57%^1       1.05%^1       1.05%^2
                                                              -----        -----         -----         -----
Total Annual Fund Operating Expenses..........................1.98%        2.22%         2.05%         2.05%
           Fee Waiver and/or Expense Reimbursement...........(0.78%)      (1.02%)       (0.55%)       (0.05%)
                                                              -----        -----         -----         -----
           Net Expenses.......................................1.20%        1.20%         1.50%         2.00%
                                                              =====        =====         =====         =====

      1. Other Expenses shown above are based upon actual expenses incurred by each of the Funds for the fiscal year ended March 31, 1998. The Advisor has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits Total Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan to not more than 1.20% of the average daily net assets for the Equity and Balanced Funds. With respect to the Small Company Fund, the Expense Limitation Agreement provides a limit of 1.50%. See "Expense Limitation Agreement" for more detailed information.

      2. Since the International Equity Fund will commence operations on May 10, 1999, Other Expenses and Total Annual Operating Expenses for that Fund are based on amounts estimated for the current fiscal year. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 plan) to not more than 2.00% of the Institutional Shares average daily net assets. See "Expense Limitation Agreement" for more detailed information.

Example: This Example shows you the expenses you may pay over time by investing in each of the Funds. Since all Funds use the same hypothetical conditions, it should help you compare the costs of investing in the Funds versus other funds. The Example assumes the following conditions:

(1)  You invest $10,000 in a Fund for the periods shown;
(2)  You reinvest all dividends and distributions;
(3)  You redeem all of your shares at the end of those periods;
(4)  You earn a 5% total return; and
(5)  The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

---------------------------- ------------ ------------ ------------ ------------
            Fund                1 Year       3 Years      5 Years     10 Years
---------------------------- ------------ ------------ ------------ ------------
           Equity                $122         $381         $660        $1,455
---------------------------- ------------ ------------ ------------ ------------
          Balanced               $122         $381         $660        $1,455
---------------------------- ------------ ------------ ------------ ------------
       Small Company             $153         $474         $818        $1,791
---------------------------- ------------ ------------ ------------ ------------
   International Equity          $203         $627        $1,078       $2,327
---------------------------- ------------ ------------ ------------ ------------


                            MANAGEMENT OF THE FUNDS
                            -----------------------

THE INVESTMENT ADVISOR

The Funds' Advisor is Brown Capital Management, Inc., 809 Cathedral Street, Baltimore, Maryland 21201. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The Advisor manages the investment and reinvestment of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor has been managing each of the Fund since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. The Advisor currently has approximately $4.5 billion in assets under management.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each Fund's average daily net assets at the annual rate of:

      Equity and Balanced Funds:

            0.65% of the first $25 million

            0.50% on all assets over $25 million

      Small Company Fund:

            1.00% on all assets

      International Equity Fund:

            1.00% of the first $100 million

            0.75% on all assets over $100 million

During the last fiscal year ending March 31, 1998, the Advisor waived a portion of the advisory fees for the Equity Fund and the Small Company Fund and all of its fees for the Balanced Fund. Accordingly, the amount of compensation received as a percentage of assets of each Fund during the last fiscal year was as follows:

                                                Fee Paid to Advisor
            Fund                                as a Percentage of Assets
            ----                                -------------------------

      The Equity Fund                                   0.0039%
      The Small Company Fund                            0.4474%
      The Balanced Fund                                 0.0000%

Expense Limitation Agreement. In the interest of limiting expenses of the Funds, the Advisor has entered into an expense limitation agreement with the Trust, with respect to each of the Funds ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.20% of the average daily assets of the Equity Fund and the Balanced Fund, 1.50% of the average daily assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund.

Each of the Funds may at a later date reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the particular Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits stated above. Consequently, no reimbursement by Fund will be made unless:
(i) the Fund's assets exceed $20 million; (ii) the particular Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

The Investment Company Act of 1940, as amended ("1940 Act") generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Funds pay to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Funds will adhere to
Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company, Inc. (the "Administrator") assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor of services to the Funds, and provides the Funds with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Funds.

THE TRANSFER AGENT

NC Shareholder Services, LLC ("NCSS") serves as the transfer agent and dividend disbursing agent of the Funds. As indicated later in the section of this Prospectus, "Investing in the Funds," NCSS will handle your orders to purchase and redeem shares of the Funds, and will disburse dividends paid by the Funds.

THE DISTRIBUTOR

Capital Investment Group, Inc. is the principal underwriter and distributor of the Funds' shares and serves as the Funds' exclusive agent for the distribution of Fund shares. Capital Investment Group may sell the Funds' shares to or through qualified securities dealers or others.

Other Expenses. The Funds pay all expenses not assumed by the Funds' Advisor, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Funds, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.


                             INVESTING IN THE FUNDS
                             ----------------------

MINIMUM INVESTMENT

Institutional Class shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500. Each of the Funds may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining a Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of each Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. Each of the Funds may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, each Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, each Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the applicable fund to:

                      Brown Capital Management Funds
                      [Name of Fund]
                      Institutional Class Shares
                      c/o NC Shareholder Services, LLC
                      107 North Washington Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to the applicable Fund and to "Institutional Shares" to your check to ensure proper credit to your account.

The application must contain your social security number and Taxpayer Identification Number ("TIN"). If you have applied for a social security number or TIN at the time of completing your account application but do not have such number yet, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-525-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219 For credit to either:

                          The Brown Capital Management Equity Fund
                                    Account # 2000000861768
                      OR

                          The Brown Capital Management Balanced Fund
                                    Account # 2000000861917

                      OR

                          The Brown Capital Management Small Company Fund
                                    Account # 2000000861904

                      OR

                          The Brown Capital Management International Equity Fund
                                    Account # 200000_______

                      For further credit to (shareholder's name and SS# or EIN#)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-525-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, each of the Funds will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature. You may exchange shares of any of the Brown Capital Management Funds for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Funds. Such a pattern may, at the discretion of the Advisor, be limited by a Fund's refusal to accept further purchase and/or exchange orders form an investor, after providing the investor with 60 days prior notice.

The Board of Trustees  reserves the right to suspend or terminate,  or amend the
terms  of,  the  exchange   privilege   upon  60  days  written  notice  to  the
shareholders.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption request should be addressed to:

                        The Brown Capital Management Funds
                        [Name of Fund]
                        Institutional Class Shares
                        c/o NC Shareholder Services, LLC
                        107 North Washington Street
                        Post Office Box 4365
                        Rocky Mount, North Carolina 27803-0365

  Regular mail redemption request should include:

1) Your letter of instruction specifying the applicable Fund, account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)      Any required signature  guarantees (see "Signature  Guarantees"  below);
        and

3)      Other supporting  legal  documents,  if required in the case of estates,
        trusts,  guardianships,   custodianships,   corporations,  partnerships,
        pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. Each of the Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

        1) Designation of Institutional Class Shares and name of Fund (Equity, Balanced, Small Company, or International Equity Fund),
        2)  Shareholder name and account number,
        3)  Number of shares or dollar amount to be redeemed,
        4) Instructions for transmittal of redemption funds to the shareholder, and
        5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of each of the Funds may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.
See "Signature Guarantees" below.

Each of the Funds in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges each of the Funds $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, each of the Funds will be liable for any losses due to fraudulent or unauthorized instructions. The Funds will not be liable for following telephone instructions reasonably believed to be genuine.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and each of the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and
(3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the particular Fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Funds for an application form.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, each of the Funds believes that it is entitled, and each of the Funds intends that it shall be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. As RICs, the Funds will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its shareholders. Accordingly, each of the Funds intends to distribute all of its net investment income and net realized capital gains to its shareholders. Unless otherwise instructed by shareholders, all dividend distributions will be reinvested in full and fractional shares of each Fund to which they relate.

Although each of the Funds intends that it will be operated so that there will be no federal income or excise tax liability, if any such liability is incurred as a result of failing to qualify as a RIC, the investment performance will be adversely affected by the tax liability incurred and paid. In addition, investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of each of the Funds.

Certain additional tax information appears in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The financial data included in the table below has been derived from audited financial statements of the Equity Fund, the Small Company Fund, and the Balanced Fund. Because the International Equity Fund did not commence operations until May 10, 1999, there are no financial statements for that Fund. The financial data for the fiscal years ended March 31, 1998 and 1997, has been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is included in the Statement of Additional Information. The financial data for the prior fiscal years were audited by other independent auditors. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Report of the Funds, a copy of which may be obtained at no charge by calling the Funds.

                                                  EQUITY FUND

                                              Institutional Class
                                              -------------------
                          (For a Share Outstanding Throughout each Period Represented)

                                                                           Years ended March 31,
                                                            1998       1997       1996       1995       1994
                                                            ----       ----       ----       ----       ----

Net Asset Value, Beginning of Period                       $16.61     $15.81     $12.36     $11.48     $11.05
   Income (loss) from investment operations
      Net investment income (loss)                          (0.03)      0.05       0.00       0.00      (0.02)
      Net realized and unrealized gain on investments        7.31       1.36       3.72       1.01       0.52
                                                             ----       ----       ----       ----       -----
        Total from investment operations                     7.28       1.41       3.72       1.01       0.50
                                                             ----       ----       ----       ----       -----

   Distributions to shareholders from
      Net investment income                                  0.00      (0.05)      0.00       0.00       0.00
      Net realized gain from investment transactions        (1.98)     (0.56)     (0.27)     (0.13)     (0.07)
      Distributions in excess of net realized gains         (0.04)      0.00       0.00       0.00       0.00
                                                            ------      ----       ----       ----       ----
        Total distributions                                 (2.02)     (0.61)     (0.27)     (0.13)     (0.07)
                                                            ------     ------     ------     ------     ------

Net Asset Value, End of Period                             $21.87     $16.61     $15.81     $12.36     $11.48
                                                           ======     ======     ======     ======     ======

Total return                                                44.68 %     8.91 %    30.25 %     8.90 %     4.51 %

Ratios/supplemental data
   Net Assets, End of Period (in thousands)                 $8,150     $4,405     $1,966     $1,130     $718
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees          1.98 %     3.37 %     5.58 %     8.32 %    11.86 %
      After expense reimbursements and waived fees           1.20 %     1.20 %     1.56 %     2.00 %     2.00 %
   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees         (0.94)%    (1.85)%    (4.20)%    (6.41)%   (10.19)%
      After expense reimbursements and waived fees          (0.16)%     0.32 %     0.01 %    (0.11)%    (0.36)%
   Portfolio turnover rate                                  38.42 %    34.21 %    48.06 %     7.29 %    48.05 %
   Average commission rate paid (a)                        $0.0507    $0.0505

(a) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Funds ended prior to March 31, 1997.

                                               SMALL COMPANY FUND
                                               ------------------

                                              Institutional Class
                          (For a Share Outstanding Throughout each Period Represented)

                                                                           Years ended March 31,
                                                          1998       1997       1996       1995       1994
                                                          ----       ----       ----       ----       ----

Net Asset Value, Beginning of Period                     $15.01     $15.13     $12.24     $10.69     $10.67
   Income (loss) from investment operations
      Net investment loss                                 (0.11)     (0.03)     (0.06)     (0.06)     (0.11)
      Net realized and unrealized gain on investments      6.36       0.27       4.00       1.86       0.59
                                                           ----       ----       ----       ----       ----
        Total from investment operations                   6.25       0.24       3.94       1.80       0.48
                                                           ----       ----       ----       ----       ----

   Distributions to shareholders from
      Net realized gain from investment transactions      (0.24)     (0.36)     (1.05)     (0.25)     (0.46)
                                                          ------     ------     ------     ------     ------

Net Asset Value, End of Period                           $21.02     $15.01     $15.13     $12.24     $10.69
                                                         ======     ======     ======     ======     ======

Total return                                              41.84 %     1.56 %    33.00 %    16.95 %     4.39 %

Ratios/supplemental data
   Net Assets, End of Period (in thousands)              $11,566     $6,519     $3,740     $2,609     $1,831
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees        2.05 %     2.70 %     3.49 %     4.49 %     4.73 %
      After expense reimbursements and waived fees         1.50 %     1.50 %     1.69 %     2.00 %     2.00 %
   Ratio of net investment loss to average net assets
      Before expense reimbursements and waived fees       (1.23)%    (1.50)%    (2.29)%    (3.38)%    (4.03)%
      After expense reimbursements and waived fees        (0.68)%    (0.30)%    (0.50)%    (0.90)%    (1.34)%
   Portfolio turnover rate                                11.64 %    13.39 %    23.43 %    32.79 %    23.47 %
   Average commission rate paid (a)                      $0.0520    $0.0482

(a) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Funds ended prior to March 31, 1997.

                                                 BALANCED FUND
                                                 -------------

                                              Institutional Class
                          (For a Share Outstanding Throughout each Period Represented)

                                                                        Years ended March 31,
                                                          1998       1997       1996       1995       1994
                                                          ----       ----       ----       ----       ----

Net Asset Value, Beginning of Period                     $13.60     $13.76     $11.56     $11.02     $10.62
   Income from investment operations
      Net investment income                                0.17       0.21       0.12       0.10       0.08
      Net realized and unrealized gain on investments      4.65       0.76       2.98       0.77       0.43
                                                           ----       ----       ----       ----       ----
        Total from investment operations                   4.82       0.97       3.10       0.87       0.51
                                                           ----       ----       ----       ----       ----

   Distributions to shareholders from
      Net investment income                               (0.17)     (0.21)     (0.12)     (0.11)     (0.08)
      Net realized gain from investment transactions      (1.42)     (0.92)     (0.78)     (0.22)     (0.03)
                                                          ------     ------     ------     -----      -----
        Total distributions                               (1.59)     (1.13)     (0.90)     (0.33)     (0.11)
                                                          ------     ------     ------     ------     ------

Net Asset Value, End of Period                           $16.83     $13.60     $13.76     $11.56     $11.02
                                                         ======     ======     ======     ======     ======

Total return                                              36.19 %     7.01 %    27.04 %     8.04 %     4.78 %

Ratios/supplemental data
   Net Assets, End of Period (in thousands)             $6,078     $3,875     $3,319     $2,296           $1,188
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees        2.22 %     2.85 %     3.50 %     5.43 %     6.44 %
      After expense reimbursements and waived fees         1.20 %     1.20 %     1.59 %     2.00 %     2.00 %
   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees        0.05 %    (0.13)%    (0.97)%    (2.44)%    (3.69)%
      After expense reimbursements and waived fees         1.08 %     1.51 %     0.94 %     1.00 %     0.74 %
   Portfolio turnover rate                                33.54 %    45.58 %    43.59 %     9.51 %    28.56 %
   Average commission rate paid (a)                      $0.0509    $0.0506

(a) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Funds ended prior to March 31, 1997.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                         BROWN CAPITAL MANAGEMENT FUNDS

                              INSTITUTIONAL SHARES
________________________________________________________________________________


Additional information about the Funds is available in the Fund's Statement of Additional Information. The Funds' Annual and Semi-annual Reports include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

These Reports and the Statement of Additional Information are available free of charge upon request by contacting us:


         By telephone:            1-800-525-3863


         By mail:                 Brown Capital Management Funds
                                  Institutional Class Shares
                                  c/o NC Shareholder Services, LLC
                                  107 North Washington Street
                                  Post Office Box 4365
                                  Rocky Mount, NC  27803-0365


         By e-mail:               info@ncfunds.com


         On the Internet:         www.ncfunds.com
                                  ---------------

Information about the Funds can also be reviewed and copied at the Securities Exchange Commission's ("Commission") Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the Commission at 1-800-SEC-0330. Reports and other information about each Fund are available on the Commission's Internet sit at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


Investment Company Act file number 811-06199

                                     PART B
                                     ======

                      STATEMENT OF ADDITIONAL INFORMATION

                       THE BROWN CAPITAL MANAGEMENT FUNDS

                                  May 10, 1999

                                  Series of the
                         NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863




                                Table of Contents
                                -----------------

  INVESTMENT OBJECTIVES AND POLICIES......................................B-1
  INVESTMENT LIMITATIONS..................................................B-3
  NET ASSET VALUE.........................................................B-5
  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................B-6
  DESCRIPTION OF THE TRUST................................................B-6
  ADDITIONAL INFORMATION CONCERNING TAXES.................................B-7
  MANAGEMENT OF THE FUNDS.................................................B-9
  SPECIAL SHAREHOLDER SERVICES...........................................B-15
  ADDITIONAL INFORMATION ON PERFORMANCE..................................B-16
  APPENDIX A - DESCRIPTION OF RATINGS....................................B-19
  ANNUAL REPORT OF THE FUNDS FOR THE YEAR ENDED MARCH 31,1998 .......ATTACHED




This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated May 10, 1999, for The Brown Capital Management Equity Fund ("Equity Fund"), The Brown Capital Management Balanced Fund ("Balanced Fund"), The Brown Capital Management Small Company Fund ("Small Company Fund"), and The Brown Capital Management International Equity Fund ("International Equity Fund") (collectively the "Funds") and is incorporated by reference in its entirety into each Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectus may be obtained at no charge by writing or calling the Funds at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Funds may invest.

Investment Transactions. Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds' fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Funds. In addition, the Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31, 1996, 1997, and 1998, the Equity Fund paid brokerage commissions of $1,901, $4,382, and $4,598, respectively, the Balanced Fund paid brokerage commissions of $2,013, $3,719, and $3,019, respectively, and the Small Company Fund paid brokerage commissions of $30, $1,873, and $1,715, respectively.

Repurchase Agreements. Each Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Funds will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which will cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Money Market Instruments. The Fund may invest in money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Illiquid Investments. Each Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Funds may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

                             INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means, with respect to a Fund, the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Equity Fund, Small Company Fund and Balanced Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;


(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13)     Issue senior securities, borrow money, or pledge its assets;

(14) With respect to the Balanced Fund and the Equity Fund, purchase foreign securities (except the Fund may purchase foreign securities sold as American Depository Receipts without limit);

(15) With respect to the International Equity Fund Invest 25% or more of the value of its total assets in any one country;

(16)     Write, purchase, or sell puts, calls, warrants or combinations thereof,
         or  purchase  or  sell  commodities,   commodities  contracts,  futures
         contracts, or related options; or

(17)     Invest in restricted securities.

As a matter of fundamental policy, the International Equity Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the International Equity Fund may invest in the readily marketable securities of companies which own or deal in such things;

(5) Underwrite securities issued by others except to the extent the International Equity Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(6) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(7) Issue senior securities, borrow money, or pledge its assets, except in accordance with the 1940 Act;

(8)      Invest 25% or more of the value of its total assets in any one country;
         or

(9)      Write, purchase, or sell puts, calls, warrants or combinations thereof,
         or  purchase  or  sell  commodities,   commodities  contracts,  futures
         contracts, or related options.

The following are the International Equity Fund's non-fundamental operating policies, which may be changed by the Board of Trustees without shareholder approval.

(1) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(2) Purchase securities on margin (but the International Equity Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(3) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the International Equity Fund does not own. A short sale is "against the box" to the extent that the International Equity Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(4) Participate on a joint or joint and several basis in any trading account in securities;

(5) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(6) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(7)      Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                                 NET ASSET VALUE

The net asset value per share of each Class of each Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time), Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the net asset value of each Class of the Funds will not be calculated.

The net asset value per share of each Class of each Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular Class of such Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund and the Classes of such Fund arc conclusive.

For the fiscal year ended March 31, 1996, the total expenses after fee waivers and expense reimbursements for Institutional Shares were $23,837 for the Equity Fund, $44,565 for the Balanced Fund, and $52,075 for the Small Company Fund. For the fiscal year ended March 31, 1997, the total expenses after fee waivers and expense reimbursements for Institutional Shares were $36,085 for the Equity Fund, $45,873 for the Balanced Fund and $76,033 for the Small Company Fund. For the fiscal year ended March 31, 1998, the total expenses after fee waivers and expense reimbursements for Institutional Shares were $76,747 for the Equity Fund, $60,276 for the Balanced Fund and $139,847 for the Small Company Fund. Investor Shares of the Funds were either not authorized for issuance or were not issued during such fiscal years.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Funds. Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Funds.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Investor Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. At this time, however, the Investor shares are not being offered publicly.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How Shares may be Redeemed," each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The  Trust,   which  is  an   unincorporated   business  trust  organized  under
Massachusetts law on October 25, 1990 is an open-end diversified management investment company. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of nine series, as follows: the Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; Investek Fixed Income Trust managed by Investek Capital Management, Inc. of Jackson, Mississippi; ZSA Asset Allocation Fund managed by Zaske, Sarafa & Associates, Inc. of Birmingham, Michigan; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; The WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia; and The Carolinas Fund managed by Morehead Capital Advisors, LLC, of Charlotte, North Carolina. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of each Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof, such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including each Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including each Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:

                                                              TRUSTEES

----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Jack E. Brinson, 65                             Trustee and Chairman             President, Brinson Investment Co.,
1105 Panola Street                                                               President, Brinson Chevrolet, Inc.,
Tarboro, North Carolina  27886                                                   Tarboro, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Thomas W. Steed, 40                             Trustee                          Senior Corporate Attorney
101 Bristol Court                                                                Hardees Food Systems, Rocky Mount, North
Rocky Mount, North Carolina  27802                                               Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
J. Buckley Strandberg, 38                       Trustee                          Vice President, Standard Insurance and
Post Office Box 1375                                                             Realty, Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 58                              Trustee*                         President, Brown Capital Management, Inc.,
809 Cathedral Street                                                             Baltimore, Maryland
Baltimore, Maryland  21201
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 39                           Trustee*                         President, Capital Investment Group,
Post Office Box 32249                                                            Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Counsel, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------

*Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act because of his position with one of the investment advisors to the Trust.


                                                              OFFICERS

----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Michael T. McRee, 55                            President, Investek Fixed        President, Investek Capital Management,
317 East Capitol                                Income Trust                     Inc., Jackson, Mississippi
Jackson, Mississippi  39201
----------------------------------------------- -------------------------------- ---------------------------------------------
Wayne F. Wilbanks, 38                           President, The WST Growth &      President, Wilbanks, Smith & Thomas
One Commercial Place, Suite 1150                Income Fund                      Asset Management, Inc., Norfolk, Virginia
Norfolk, Virginia  25510
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 58                              President, The Brown Capital     President, Brown Capital Management, Inc.,
809 Cathedral Street                            Management Funds                 Baltimore, Maryland
Baltimore, Maryland  21201
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 39                           President, Capital Value Fund;   President, Capital Investment Group,
Post Office Box 32249                           Vice President, The              Raleigh, North Carolina, Vice President,
Raleigh, North Carolina  27622                  CarolinasFund                    Capital Investment Counsel, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Arthur E. Zaske, 51                             President, The ZSA Funds         Chairman/Chief Investment Officer, Zaske,
Suite 200, 355 South Woodward Avenue                                             Sarafa, & Associates, Inc., Birmingham,
Birmingham, Michigan  48009                                                      Michigan
----------------------------------------------- -------------------------------- ---------------------------------------------
Elmer O. Edgerton, Jr., 57                      Vice President, Capital Value    President, Capital Investment Counsel
Post Office Box  32249                          Fund                             Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Group, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Doug S. Folk, 38                                Vice President, Investek Fixed   Vice President, Investek Capital
317 East Capitol                                Income Trust                     Investment, Inc., Jackson, Mississippi,
Jackson, Mississippi  39201                                                      since 1996; previously, Portfolio Manager,
                                                                                 Southern Farm Bureau Life Insurance
                                                                                 Company, Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
R. Mark Fields, 46                              Vice President, Investek Fixed   Vice President, Investek Capital
317 East Capitol                                Income Trust                     Management, Inc., Jackson, Mississippi
Jackson, Mississippi  39201
----------------------------------------------- -------------------------------- ---------------------------------------------
John M. Friedman, 55                            Vice President, Investek Fixed   Vice President, Investek Capital
317 East Capitol                                Income Trust                     Management, Inc., Jackson, Mississippi
Jackson, Mississippi  39201
----------------------------------------------- -------------------------------- ---------------------------------------------
Keith A. Lee, 38                                Vice President, The Brown        Vice President, Brown Capital Management,
309 Cathedral Street                            Capital Management Funds         Inc., Baltimore, Maryland
Baltimore, Maryland  21201
----------------------------------------------- -------------------------------- ---------------------------------------------
Anmar K. Sarafa, 38                             Vice President, The ZSA Funds    President, Zaske, Sarafa & Associates, Inc.
Suite 200, 355 South Woodward Avenue                                             Birmingham, Michigan
Birmingham, Michigan  48009
----------------------------------------------- -------------------------------- ---------------------------------------------
C. Frank Watson, III, 28                        Secretary                        Vice President, The Nottingham Company
105 North Washington Street                                                      Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802
----------------------------------------------- -------------------------------- ---------------------------------------------
Julian G. Winters, 30                           Treasurer and Assistant          Legal and Compliance Director, The
105 North Washington Street                     Secretary                        Nottingham Company, Rocky Mount, North
Rocky Mount, North Carolina                                                      Carolina, since 1996; previously Operations
                                                                                 Manager, Tar Heel Medical, Nashville, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

                                                         Compensation Table

                                                    Pension Retirement
                                   Aggregate       Benefits Accrued As     Estimated Annual      Total Compensation
Name of Person,                  Compensation          Part of Fund         Benefits Upon       from the Trust Paid
Position                        from the Trust           Expenses             Retirement            to Trustees
----------------                --------------       ----------------         ----------            -----------
Eddie C. Brown                       None                  None                  None                   None
Trustee

Richard K. Bryant                    None                  None                  None                   None
Trustee

Jack E. Brinson                     $8,500                 None                  None                  $8,500
Trustee

Thomas W. Steed                     $8,500                 None                  None                  $8,500
Trustee

J. Buckley Strandberg               $7,600                 None                  None                  $7,600
Trustee

Figures are for the fiscal year ended March 31, 1998.

Principal Holders of Voting Securities. As of January 19, 1999, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 10.979% of the then outstanding Institutional Shares of the Equity Fund, 6.380% of the Balanced Fund, and 4.175% of the Small Company Fund. On the same date the following shareholders owned of record more than 5% of the outstanding Institutional Shares of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 55 of the outstanding Institutional Shares of the Fund as of January 19, 1999.

                                                   EQUITY FUND


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership*                        Percent
----------------                                 --------------------                         -------
Chris E. Dishman                                   85,124.958 shares                          21.575%
Karen T. Dishman
5019 Mariposa Circle
Fresno, Texas  77545

Great West Life & Annuity                          56,782.093 shares                          14.391%
401(k) Plan
8515 E. Orchard Road
Englewood, Colorado  80111-5097

Brown Family Limited Partnership                   27,666.379 shares                           7.012%
11102 Old Carriage Road
Glen Arm, Maryland  21057

Alex Brown & Sons, Inc.                            25,517.356 shares                           6.46%
FBO 201-68870-16
P.O. Box 1346
Baltimore, Maryland  21203


                                                   BALANCED FUND


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership*                        Percent
----------------                                 --------------------                         -------
City of Baltimore                                  74,898.988 shares                          19.931%
c/o Great West Life & Annuity
8515 E. Orchard Road
Englewood, Colorado  80111

First Union National Bank, NC                      57,275.854 shares                          15.241%
Raymond Haysbert IRA
3300 Hillen Road
Baltimore, Maryland  21218

Diana M. Epps Beneficiary UTA                      40,821.737 shares                          10.863%
Charles Schwab & Co., Inc. IRA
1040 Deer Ridge Drive #144
Baltimore, Maryland  21210

Total Health Care, Inc.                            28,544.762 shares                           7.596%
2305 N. Charles Street
Baltimore, Maryland  21218

Jesse H. Hahn                                      28,451.297 shares                           7.571%
10 Light Street
Baltimore, Maryland  21202-1487

The Eddie C. & C. Sylvia Brown                     23,975.481 shares                           6.380%
Family Foundation, Inc.
2 East Read St, 9the Floor
Baltimore, Maryland  21202


                                                   SMALL COMPANY FUND

Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership*                        Percent
----------------                                 --------------------                         -------

T. Rowe Price Trust Co.                           466,339.207 shares                         37.956%**
FBO King Co. Deferred Compensation Plan
4555 Painters Mill Rd.
Owings Mill, Maryland  21117

Woods Fund of Chicago                             130,180.572 shares                          10.596%
3 First National Plaza
Suite 2010
Chicago, Illinois  60602

Louisville Presbyterian Theological               129,272.186 shares                          10.522%
Seminary
1044 Alta Vista Rd.
Louisville, Kentucky  40205-1798


* The shares indicated are believed by the Trust to be owned both of record and beneficially, except shares held of record by Alex Brown & Sons, Inc.
     and Great West Life & Annuity Insurance Company for the benefit of their clients.

** Deemed a "control person" of the Fund as defined by applicable SEC regulations.

Investment Advisor. Information about Brown Capital Management, Inc., Baltimore, Maryland (the "Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

Compensation of the Advisor with regards to the Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor voluntarily waived its fee and reimbursed a portion of the Equity Fund's operating expenses for the fiscal years ended March 31, 1996, 1997, and 1998. The total fees waived amounted to $9,978, $19,581, and $41,375 (the Advisor received $248 of its fee), respectively, and expenses reimbursed amounted to $51,590, $45,950, and $8,549, respectively.

Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor voluntarily waived its fee and reimbursed a portion of the Balanced Fund's operating expenses for the fiscal years ended March 31, 1996, 1997, and 1998. The total fees waived amounted to $18,266, $24,852, and $32,686, respectively, and expenses reimbursed amounted to $35,214, $38,061, and $18,899, respectively.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00%. The Advisor voluntarily waived all or a portion of its fee and reimbursed a portion of the Small Company Fund's operating expenses for the fiscal years ended March 31, 1996, 1997, and 1998. The total fees waived amounted to $30,755, $50,549 (the Advisor received $205 of its fee), and $51,594 (the Advisor received $41,776 of its fee), respectively, and expenses reimbursed amounted to $24,506, $10,610, and $0, respectively.

Compensation of the Advisor with regards to the International Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00%. The Advisor has entered into an expense limitation agreement with the Trust, with respect to the International Equity Fund, pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule l2b-1 Plan) are limited to 2.00% of the average daily assets of the Fund.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrator. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company (the "Administrator"), a North Carolina corporation, whose address is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of an equity or balanced fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million. In addition, the Administrator currently receives a monthly fee of $2,000 per Fund for accounting and recordkeeping services. The Administrator charges a minimum fee of $4,000 per month per Fund for all of its fees taken in the aggregate, analyzed monthly. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $750 per month, per fund.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of each Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which each Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from each Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Funds, and will audit the annual financial statements of the Funds, prepare each Fund's federal and state tax returns, and consult with each Fund on matters of accounting and federal and state income taxation.

The audited financial statements of the Funds for the fiscal year ended March 31, 1998, including the financial highlights, appearing in the Funds annual report to shareholders are incorporated by reference and made a part of this document.

Legal Counsel. Dechert Price & Rhoads serves as legal counsel to the Nottingham Investment Trust II and the Funds.

                          SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-525-3863, or by writing to:

                       The Brown Capital Management Funds
                                 [Name of fund]
                              Institutional Shares
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of each Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. Each Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $ 1,000 initial payment. This calculation is as follows:

         P(1+T)^n = ERV

Where:  T =   average annual total return.
        ERV = ending  redeemable value at  the end of the  period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
        P =   hypothetical  initial payment  of $1,000 from  which  the  maximum sales load is deducted.
        n =   period covered by the computation, expressed in terms of years.

Each Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Fund may also quote other total return information that does not reflect the effects of the sales load. The average annual total return quotations for the Institutional Shares of the Equity Fund, Balanced Fund and Small Company Fund for the fiscal year ended March 31, 1998 are 44.68%, 36.19%, and 41.84%, respectively. The average annual total return quotations for the Institutional Shares of each Fund for the five fiscal years ended March 31, 1998 are 18.48%, 15.94%, and 18.53%, respectively. The average annual total return quotations since inception (September 30, 1992 for the Equity Fund and Balanced Fund and December 31, 1992 for the Small Company Fund) of the Institutional Shares of each Fund to March 31, 1998 are 18.95%, 15.96%, and 17.31%, respectively. The cumulative total return quotations since inception of the Institutional Shares of each Fund through March 31, 1998 are 159.78%, 125.82%, and 131.19%, respectively. These performance quotations should not be considered as representative of the performance of the Institutional Shares of the Funds for any specified period in the future. No Investor Shares of the Funds were issued during any such period quoted above.

Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 with Income Index. The Balanced Fund may also compare its performance with a combination of the S&P 500 with Income Index and the Lehman Government Corporate Bond Index. The Small Company Fund may compare its performance, alone or in a combination, with the Russell 2000 Index, the NASDAQ Composite Index, and the NASDAQ Industrials Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of each Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment Grade Debt Securities") or, if unrated, are in the Advisor's opinion comparable in quality to Investment Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

         AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-I+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

         MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds  rated BBB have  below-average  protection  factors but are
         still   considered   sufficient  for  prudent   investment.   There  is
         considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff l- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

         AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:


         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-l+

         F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                         Brown Capital Management Funds
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                                          Telephone 919-972-9922
                                                       U. S. WATTS 800-525- FUND
                                                          Facsimile 919-442-4226

April 15, 1998



Dear Shareholder:

I am sure you're tired of hearing about the unprecedented series of consecutive years of 20+% gains in the broad stock market. Perhaps what isn't as widely known, is that we have experienced an unprecedented streak of six years of earnings increases for the S&P 500. The only period that has come close in the last 50 years is 1962-1966. We expect the streak to continue, albeit at a slower pace in 1998.

While the Washington press corps was ensconced in nosing out scandals (don't worry this letter will not go there), the economy and the market continued its upward trend. The S&P 500 Index increased 48.0%, on a total return basis, during the fiscal year. Large capitalization indices still outperformed smaller capitalization indices (the Russell 2000 Index was up 42.0%). The Lehman Government/Corporate Bond Index returned 12.4% for the same period.

What hasn't been adequately discussed is the explanation behind the unprecedented gains in the stock market. For the past couple of years, we (like many others) have stated, at the beginning of the year, that we expect market gains to revert to the historic norm of 10-11%. It hasn't happened, and the reason can be traced to two primary factors-- greater than expected declines in interest rates and an expansion in price earnings ratios. At the risk of sounding redundant, in 1998 we expect - (1) the broad stock market to return the historical returns of 10-11%, (2) the small and mid-cap companies to play catch-up, and (3) bonds to offer very competitive returns with stocks.

The table below is helpful in providing some insights into the narrow and skewed market performance in calendar year 1997.

------------------------- ----------------- ---------------- ------------------
                               12/31/96-        6/30/97-          10/27/97-
                                6/30/97         10/26/97          12/31/97
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
S&P 500                          20.6%            6.9%              11.0%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 1000 Growth              19.6%            6.4%              10.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000                     10.2%           13.4%               4.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000 Growth               5.2%           14.4%               1.5%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell Mid-Cap Growth           10.5%           12.5%               6.5%
------------------------- ----------------- ---------------- ------------------

Clearly, the first half of calendar 1997 was dominated by large capitalization companies, and the S&P 500 outperformed the Russell 2000 by 1040 basis points. More specifically, what cannot be gleaned from the chart, but as indicated above, the performance was fueled by the highly liquid "super market caps". However, from mid-year up to the market setback on October 27, the tables reversed just as dramatically. The Russell 2000 and Russell Mid-Cap Growth index outperformed the S&P 500 by 650 and 750 basis points respectively. But, the unexpected happened after the October 27 market setback. One would have expected the leadership to have remained with the small and mid-cap companies that derive the major portion of their sales and earnings domestically. It is clear from the chart that this didn't occur. Rather, the S&P 500 outperformed the Russell 2000 and Russell 2000 Mid-Cap Growth indices by 670 and 950 basis points respectively from October 27 through calendar year-end. Obviously to date, in the aftermath of the Asian crisis, the perceived safety of the very large companies has overwhelmed the international exposure of many of these companies.

Calendar 1997 proved to be a challenging year for bottom-up stock pickers with a growth investment approach for a couple of reasons. First, the gains in the market were narrow and were fueled by the very large companies, referred to by a newly coined term, "super market caps". Second, "bombs going off". Companies reporting or "signaling" disappointing earnings were severely punished in the marketplace. How did these phenomena directly affect the performance results achieved in the Equity Fund and the equity portion of the Balanced Fund? With respect to the first item, for the first six months of the year we considered most of the companies (e.g., Coca Cola, Gillette, Proctor and Gamble), even though growth companies, to be overvalued. Directionally, we were right on the mark with respect to market capitalization in managing the Equity Fund. The weighted market capitalization of the portfolio increased from approximately $10 billion at the beginning of 1997 to $26 billion by the end of the calendar year. With respect to the second item, we were fortunate during the first nine months of 1997 in that we escaped the "bombs" (instant price declines of 20% or more in response to a news item--our definition) experienced by many investors. However, we were not as fortunate in the third fiscal quarter. In fact, three stocks that can be classified as "bombs" by the above definition explain almost all of the underperformance in the third fiscal quarter. These three stocks declined by the following amounts from the date of the specific news announcement to calendar year-end: Green Tree Financial down 35%, Fastenal down 24%, and Wisconsin Central Transportation down 22%. Our job of course is to assess whether anything has changed fundamentally with these or any other holdings in your portfolio. We are hard at work making these assessments, and evaluating new investment opportunities that will produce superior returns in 1998 and beyond.

The Asian woes and their implications are serious, but not fatal. It is highly likely that they will cause our GDP growth to be lower by an estimated 1/2-1%. The good news is that the market's narrow focus and the Asian crisis will pass. Additionally, we will have modest domestic real GDP accompanied by modest inflation (not deflation in our opinion), and low interest rates. El Nino may actually have aided the economy in the most recent quarter--lower energy costs, due to warmer than usual weather, helped retail spending. The other good news is that we have a portfolio of companies with superior characteristics relative to the performance benchmark that are attractively priced. We have found that over time this is a winning combination that translates into superior performance.

As usual, some economic sectors in the portfolio contributed to the performance and others hindered the performance. For the mid/large capitalization equities in the Equity and Balanced Funds, the top contributing sectors were Technology, Consumer Cyclical and Consumer Staples, while the drags were Utilities and Basic Materials. For the small companies in the Small Company Fund, the top contributing sectors were Technology and Consumer Discretionary, while Energy was the worst performing sector.

During the most recent quarter, we made few strategic changes. Outsourcing continues to be a major trend. We took the following actions to increase our exposure to an area that we have invested in for quite a while:

In the Equity Fund and the equity portion of the Balanced Fund, we sold Intel Corp and we bought IBM. While both are technology companies, we decided to trim our exposure to a hardware component-related company that may come under some pricing pressure and to add a company that will benefit from outsourcing and information technology. IBM has a stated goal to "turn IBM into the world's premier knowledge management company". In 1997, 49.1% of IBM's revenue came from Services, Software and Maintenance and we believe IBM can play a major role in outsourcing by other companies. We added FiServ, a company that provides financial data processing systems and information management services and products to financial entities. While the Energy sector is traditionally not thought of as a growth sector, we believe the current valuations of some growth-oriented oil service companies are compelling. We added Schlumberger to the portfolio.

In the Small Company Fund, we added Applied Digital Access, a company that provides network management software and services, Best Software, a company that provides human resources and payroll management software solutions, and, Concord Communications, a software-based company that provides performance analysis and reporting solutions for the management of computer networks. Additionally, we purchased Applied Analytical Industries, a company that provides product development and support services to the pharmaceutical and biotechnology industries.

The fixed income portion of the Balanced Fund found fixed income markets fairly quiet in the most recent quarter. At the end of the quarter, the long-term Treasury bond at 5.93% was about the same as at year-end. Considering the yield curve, the spread relationships extant in the marketplace, and the fact that we don't expect a significant decline in interest rates near-term, we think the current portfolio structure is appropriate. Currently, we are emphasizing intermediate-term maturity and high quality bonds.

Our overall view on the market has not changed. We still believe the market (using the S&P500 as a proxy) to be fairly fully valued - trading at 21 times estimated forward twelve months earnings. While P/E's may have expanded as far as they can in the current interest rate environment, we believe steady earnings growth and a low inflation environment create an upside potential at least equal to the growth in earnings. However, the economic expansion is in its eighth year and most to the benefits of restructuring are behind us. Rising labor costs may limit margins, and earnings growth may be tied solely to revenue growth. Companies may not be able to increase prices in the current environment of inter-global competition and low inflation. We continue to believe stock selection is key.

Sincerely,


Eddie C. Brown
President

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                    Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 1998


                    BCM Equity          S&P 500 w/Income
                    Fund                Index

   9/30/92          10,000              10,000
  12/31/92          11,063              10,504
   3/31/93          11,122              10,962
   6/30/93          10,962              11,016
   9/30/93          11,427              11,300
  12/31/93          11,817              11,562
   3/31/94          11,623              11,124
   6/30/94          11,445              11,171
   9/30/94          11,972              11,717
  12/31/94          11,727              11,715
   3/31/95          12,657              12,855
   6/30/95          13,988              14,083
   9/30/95          15,374              15,202
  12/31/95          15,485              16,117
   3/31/96          16,486              16,982
   6/30/96          17,018              17,744
   9/30/96          17,591              18,293
  12/31/96          18,433              19,818
   3/31/97          17,955              20,349
   6/30/97          20,615              23,901
   9/30/97          22,658              25,692
  12/31/97          22,608              26,429
   3/31/98          25,978              30,116

This graph depicts the performance of The Brown Capital Management Equity Fund versus the S&P 500 w/Income Index. It is important to note that The Brown Capital Management Equity Fund is a professionally managed mutual fund while the index is not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

-------------------------------------------------
Since Inception      One Year       Five Years
-------------------------------------------------
    18.95%            44.68%          18.48%
-------------------------------------------------


The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $25,978 - total investment return of 159.78% since September 30, 1992.

At March 31, 1998, a similar investment in the S&P 500 w/Income Index would have grown to $30,116 - total investment return of 201.16% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 93.22%

       Beverages - 2.09%
            The Coca-Cola Company ..............................................                     2,200                $  170,088
                                                                                                                          ----------

       Biopharmaceuticals - 1.42%
            Perkin-Elmer Corporation ...........................................                     1,600                   115,700
                                                                                                                          ----------

       Building Materials - 2.07%
            Illinois Tool Works, Inc. ..........................................                     2,600                   168,350
                                                                                                                          ----------

       Computers - 6.31%
        (a) Bay Networks, Inc. .................................................                     2,800                    75,950
        (a) EMC Corporation ....................................................                     5,100                   192,844
            Hewlett-Packard Company ............................................                     1,900                   120,412
            International Business Machines ....................................                     1,200                   124,650
                                                                                                                          ----------
                                                                                                                             513,856
                                                                                                                          ----------
       Computer Software & Services - 15.39%
        (a) Acxiom Corporation .................................................                     7,200                   184,500
        (a) BMC Software, Inc. .................................................                     2,000                   167,625
        (a) Cisco Systems, Inc. ................................................                     1,150                    78,631
        (a) Fiserv, Inc. .......................................................                     1,000                    63,375
        (a) Microsoft Corporation ..............................................                     2,600                   232,700
        (a) Oracle Corporation .................................................                     4,787                   151,090
        (a) Sterling Commerce, Inc. ............................................                     3,672                   170,289
        (a) Sterling Software, Inc. ............................................                     3,650                   206,225
                                                                                                                          ----------
                                                                                                                           1,254,435
                                                                                                                          ----------
       Cosmetics & Personal Care - 1.02%
            Gillette Company ...................................................                       700                    83,081
                                                                                                                          ----------

       Electrical Equipment - 3.78%
            Belden, Inc. .......................................................                     3,600                   150,750
            Honeywell, Inc. ....................................................                     1,900                   157,106
                                                                                                                          ----------
                                                                                                                             307,856
                                                                                                                          ----------
       Electronics - 3.81%
            General Electric Company ...........................................                     1,300                   111,800
        (a) Solectron Corporation ..............................................                     4,700                   198,575
                                                                                                                          ----------
                                                                                                                             310,375
                                                                                                                          ----------
       Entertainment - 4.31%
            Carnival Corporation ...............................................                     2,610                   180,743
            The Walt Disney Company ............................................                     1,600                   170,800
                                                                                                                          ----------
                                                                                                                             351,543
                                                                                                                          ----------



                                                                                                                         (Continued)

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                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Financial - Banks, Money Center - 2.76%
            Chase Manhattan Corporation ........................................                     1,670                $  225,241
                                                                                                                          ----------

       Financial Services - 6.92%
            Equifax Inc. .......................................................                     3,450                   125,925
            Green Tree Financial Corporation ...................................                     7,250                   206,172
            T. Rowe Price Associates, Inc. .....................................                     3,300                   232,237
                                                                                                                          ----------
                                                                                                                             564,334
                                                                                                                          ----------
       Hand & Machine Tools - 1.12%
            Danaher Corporation ................................................                     1,200                    91,275
                                                                                                                          ----------

       Household Products & Housewares - 2.17%
            Newell Company .....................................................                     3,650                   176,797
                                                                                                                          ----------

       Insurance - Life & Health - 1.41%
            AFLAC Incorporated .................................................                     1,812                   114,609
                                                                                                                          ----------

       Leisure - 1.01%
            Harley-Davidson, Inc. ..............................................                     2,500                    82,500
                                                                                                                          ----------

       Medical - Hospital Management & Service - 3.31%
        (a) Health Care and Retirement Corporation .............................                     3,450                   148,134
        (a) Health Management Associates, Inc. .................................                     4,250                   121,656
                                                                                                                          ----------
                                                                                                                             269,790
                                                                                                                          ----------
       Medical Supplies - 1.88%
            Johnson & Johnson ..................................................                     2,100                   153,431
                                                                                                                          ----------

       Oil & Gas - Equipment & Services - 2.04%
            Schlumberger Limited ...............................................                     2,200                   166,513
                                                                                                                          ----------

       Pharmaceuticals - 8.33%
        (a) ALZA Corporation ...................................................                     4,200                   188,212
            Cardinal Health, Inc. ..............................................                     3,575                   315,270
        (a) R.P. Scherer Corporation ...........................................                     2,600                   175,500
                                                                                                                          ----------
                                                                                                                             678,982
                                                                                                                          ----------
       Real Estate - 1.58%
            The Rouse Company ..................................................                     4,100                   129,150
                                                                                                                          ----------

       Restaurants & Food Service - 3.61%
        (a) The Cheesecake Factory .............................................                     2,700                    89,944
            Craker Barrel Old Country Store, Inc. ..............................                     5,100                   204,000
                                                                                                                          ----------
                                                                                                                             293,944
                                                                                                                          ----------

                                                                                                                         (Continued)


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Retail - Department Stores - 1.39%
            Dollar General Corporation .........................................                     2,931                $  113,393
                                                                                                                          ----------

       Retail - Grocery - 1.92%
            Casey's General Stores, Inc. .......................................                     9,800                   156,800
                                                                                                                          ----------

       Retail - Specialty Line - 7.74%
        (a) AutoZone, Inc. .....................................................                     6,800                   230,350
            Fastenal Company ...................................................                     3,100                   134,463
            The Home Depot, Inc. ...............................................                     3,950                   265,638
                                                                                                                          ----------
                                                                                                                             630,451
                                                                                                                          ----------
       Telecommunications Equipment - 1.32%
        (a) ADC Telecommunications, Inc. .......................................                     3,900                   107,494
                                                                                                                          ----------

       Transportation - Rail - 1.87%
        (a) Wisconsin Central Transportation Corporation .......................                     5,400                   152,044
                                                                                                                          ----------

       Utilities - Gas - 2.64%
            MCN Energy Group, Inc. .............................................                     5,750                   214,906
                                                                                                                          ----------

            Total Common Stocks (Cost $5,412,662) ..............................                                           7,596,938
                                                                                                                          ----------

INVESTMENT COMPANIES - 6.65%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...........................                   360,293                   360,293
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .....................                   182,012                   182,012
                                                                                                                          ----------

            Total Investment Companies (Cost $542,305) .........................                                             542,305
                                                                                                                          ----------


Total Value of Investments (Cost $5,954,967 (b)) ...............................                          99.87%          $8,139,243
Other Assets Less Liabilities ..................................................                           0.13%              10,527
                                                                                                         ------           ----------
       Net Assets ..............................................................                         100.00%          $8,149,770
                                                                                                         ======           ==========








                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998





       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $5,969,342.  Unrealized  appreciation  (depreciation)  appreciation of investments for federal income tax purposes in as follows:


            Unrealized appreciation                                                                                      $2,197,294
            Unrealized depreciation                                                                                         (27,393)
                                                                                                                         ----------

                            Net unrealized appreciation                                                                  $2,169,901
                                                                                                                         ==========



See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $5,954,967) ......................................................                    $8,139,243
       Cash .........................................................................................                        21,584
       Income receivable ............................................................................                         4,396
                                                                                                                         ----------

            Total assets ............................................................................                     8,165,223
                                                                                                                         ----------

LIABILITIES
       Accrued expenses .............................................................................                         5,420
       Payable for investment purchases .............................................................                        10,033
                                                                                                                         ----------

            Total liabilities .......................................................................                        15,453
                                                                                                                         ----------

NET ASSETS
       (applicable to 372,570 Institutional Class shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ......................................                    $8,149,770
                                                                                                                         ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($8,149,770 / 372,570 shares) ...............................................................                     $    21.87
                                                                                                                         ==========

NET ASSETS CONSIST OF
       Paid-in capital ..............................................................................                    $5,979,229
       Distributions in excess of net realized gains ................................................                       (13,735)
       Net unrealized oappreciation on investments ..................................................                     2,184,276
                                                                                                                         ----------
                                                                                                                         $8,149,770
                                                                                                                         ==========

See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT LOSS

       Income
            Interest ................................................................................                    $   22,473
            Dividends ...............................................................................                        44,020
                                                                                                                         ----------

                 Total income .......................................................................                        66,493
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) .......................................................                        41,626
            Fund administration fees (note 2) .......................................................                        16,010
            Custody fees ............................................................................                         4,413
            Registration and filing administration fees (note 2) ....................................                         5,169
            Fund accounting fees (note 2) ...........................................................                        21,000
            Audit fees ..............................................................................                         9,663
            Legal fees ..............................................................................                         5,103
            Securities pricing fees .................................................................                         2,811
            Shareholder recordkeeping fees ..........................................................                           914
            Shareholder servicing expenses ..........................................................                         3,796
            Registration and filing expenses ........................................................                         4,709
            Printing expenses .......................................................................                         3,480
            Trustee fees and meeting expenses .......................................................                         4,243
            Other operating expenses ................................................................                         3,734
                                                                                                                         ----------

                 Total expenses .....................................................................                       126,671
                                                                                                                         ----------

                 Less:
                       Expense reimbursements (note 2) ..............................................                        (8,549)
                       Investment advisory fees waived (note 2) .....................................                       (41,375)
                                                                                                                         ----------

                 Net expenses .......................................................................                        76,747
                                                                                                                         ----------

                       Net investment loss ..........................................................                       (10,254)
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realizedo gain from investment transactions ..............................................                       603,519
       Increase in unrealized appreciation on investments ...........................................                     1,740,209
                                                                                                                         ----------

            Net realized and unrealized gain on investments .........................................                     2,343,728
                                                                                                                         ----------

                 Net increase in net assets resulting from operations ...............................                    $2,333,474
                                                                                                                         ==========




See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Year ended     Year ended
                                                                                                            March 31,      March 31,
                                                                                                                1998           1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment (loss) income ...............................................                     $  (10,254)    $    9,751
         Net realized gain from investment transactions .............................                        603,519         64,344
         Increase in unrealized appreciation on investments .........................                      1,740,209        104,676
                                                                                                          ----------     ----------

              Net increase in net assets resulting from operations ..................                      2,333,474        178,771
                                                                                                          ----------     ----------

     Distributions to shareholders from
         Net investment income ......................................................                              0         (9,794)
         Net realized gain from investment transactions .............................                       (660,547)      (123,813)
         Distributions in excess of net realized gains ..............................                        (13,735)             0
                                                                                                          ----------     ----------

              Decrease in net assets resulting from distributions ...................                       (674,282)      (133,607)
                                                                                                          ----------     ----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) .......                      2,085,558      2,393,994
                                                                                                          ----------     ----------

                   Total increase in net assets .....................................                      3,744,750      2,439,158

NET ASSETS

     Beginning of year ..............................................................                      4,405,020      1,965,862
                                                                                                          ----------     ----------

     End of year  (including undistributed net investment income of $39 in 1997) ....                     $8,149,770     $4,405,020
                                                                                                          ==========     ==========



(a) A summary of capital share activity follows:
                                                                            --------------------------------------------------------
                                                                                    Year ended                   Year ended
                                                                                  March 31, 1998               March 31, 1997

                                                                                Shares        Value          Shares        Value
                                                                            --------------------------------------------------------

Shares sold ...........................................................        120,211     $2,302,970        151,410     $2,576,321
Shares issued for reinvestment
     of distributions .................................................         31,855        669,689          8,025        133,540
                                                                            ----------     ----------     ----------     ----------

                                                                               152,066      2,972,659        159,435      2,709,861

Shares redeemed .......................................................        (44,640)      (887,101)       (18,655)      (315,867)
                                                                            ----------     ----------     ----------     ----------

     Net increase .....................................................        107,426     $2,085,558        140,780     $2,393,994
                                                                            ==========     ==========     ==========     ==========



See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year ended   Year ended   Year ended   Year ended   Year ended
                                                                       March 31,    March 31,    March 31,    March 31,    March 31,
                                                                           1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ..............................        $16.61       $15.81       $12.36       $11.48       $11.05

      Income from investment operations
           Net investment income (loss) .........................         (0.03)        0.05         0.00         0.00        (0.02)
           Net realized and unrealized gain on investments ......          7.31         1.36         3.72         1.01         0.52
                                                                     ----------   ----------   ----------   ----------   ----------

               Total from investment operations .................          7.28         1.41         3.72         1.01         0.50
                                                                     ----------   ----------   ----------   ----------   ----------

      Distributions to shareholders from
           Net investment income ................................         (0.00)       (0.05)        0.00         0.00         0.00
           Net realized gain from investment transactions .......         (1.98)       (0.56)       (0.27)       (0.13)       (0.07)
           Distributions in excess of net realized gains ........         (0.04)        0.00         0.00         0.00         0.00
                                                                     ----------   ----------   ----------   ----------   ----------

               Total distributions ..............................         (2.02)       (0.61)       (0.27)       (0.13)       (0.07)
                                                                     ----------   ----------   ----------   ----------   ----------

Net asset value, end of year ....................................        $21.87       $16.61       $15.81       $12.36       $11.48
                                                                     ==========   ==========   ==========   ==========   ==========

Total return ....................................................         44.68%        8.91%       30.25%        8.90%        4.51%
                                                                     ==========   ==========   ==========   ==========   ==========

Ratios/supplemental data
      Net assets, end of year ...................................    $8,149,770   $4,405,020   $1,965,862   $1,130,020   $  717,896
                                                                     ==========   ==========   ==========   ==========   ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ........          1.98%        3.37%        5.58%        8.32%       11.86%
           After expense reimbursements and waived fees .........          1.20%        1.20%        1.56%        2.00%        2.00%

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees ........        (0.94)%      (1.85)%      (4.20)%      (6.41)%     (10.19)%
           After expense reimbursements and waived fees .........        (0.16)%        0.32%        0.01%      (0.11)%      (0.36)%

      Portfolio turnover rate ...................................         38.42%       34.21%       48.06%        7.29%       48.05%

      Average broker commissions per share (a)  .................       $0.0507      $0.0505           -            -            -

(a)  Represents  total  commission  paid on  portfolio  securities  divided by total  portfolio  shares  purchased  or sold on which commissions were charged.



See accompanying notes to financial statements

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $10,215 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease net realized short-term gains on investments.

                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements.
                    Actual results could differ from those estimated.

              F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $41,375 ($0.13 per share) and has voluntarily reimbursed $8,549 of the Fund's operating expenses for the year ended March 31, 1998.

                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At March 31, 1998, the Advisor and its officers held 32,095 shares or 8.61% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $3,322,120 and $2,289,072, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Equity Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Brown Capital Management Equity Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                         Brown Capital Management Funds
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                                          Telephone 919-972-9922
                                                       U. S. WATTS 800-525- FUND
                                                          Facsimile 919-442-4226

April 15, 1998



Dear Shareholder:

I am sure you're tired of hearing about the unprecedented series of consecutive years of 20+% gains in the broad stock market. Perhaps what isn't as widely known, is that we have experienced an unprecedented streak of six years of earnings increases for the S&P 500. The only period that has come close in the last 50 years is 1962-1966. We expect the streak to continue, albeit at a slower pace in 1998.

While the Washington press corps was ensconced in nosing out scandals (don't worry this letter will not go there), the economy and the market continued its upward trend. The S&P 500 Index increased 48.0%, on a total return basis, during the fiscal year. Large capitalization indices still outperformed smaller capitalization indices (the Russell 2000 Index was up 42.0%). The Lehman Government/Corporate Bond Index returned 12.4% for the same period.

What hasn't been adequately discussed is the explanation behind the unprecedented gains in the stock market. For the past couple of years, we (like many others) have stated, at the beginning of the year, that we expect market gains to revert to the historic norm of 10-11%. It hasn't happened, and the reason can be traced to two primary factors-- greater than expected declines in interest rates and an expansion in price earnings ratios. At the risk of sounding redundant, in 1998 we expect - (1) the broad stock market to return the historical returns of 10-11%, (2) the small and mid-cap companies to play catch-up, and (3) bonds to offer very competitive returns with stocks.

The table below is helpful in providing some insights into the narrow and skewed market performance in calendar year 1997.

------------------------- ----------------- ---------------- ------------------
                               12/31/96-        6/30/97-          10/27/97-
                                6/30/97         10/26/97          12/31/97
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
S&P 500                          20.6%            6.9%              11.0%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 1000 Growth              19.6%            6.4%              10.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000                     10.2%           13.4%               4.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000 Growth               5.2%           14.4%               1.5%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell Mid-Cap Growth           10.5%           12.5%               6.5%
------------------------- ----------------- ---------------- ------------------

Clearly, the first half of calendar 1997 was dominated by large capitalization companies, and the S&P 500 outperformed the Russell 2000 by 1040 basis points. More specifically, what cannot be gleaned from the chart, but as indicated above, the performance was fueled by the highly liquid "super market caps". However, from mid-year up to the market setback on October 27, the tables reversed just as dramatically. The Russell 2000 and Russell Mid-Cap Growth index outperformed the S&P 500 by 650 and 750 basis points respectively. But, the unexpected happened after the October 27 market setback. One would have expected the leadership to have remained with the small and mid-cap companies that derive the major portion of their sales and earnings domestically. It is clear from the chart that this didn't occur. Rather, the S&P 500 outperformed the Russell 2000 and Russell 2000 Mid-Cap Growth indices by 670 and 950 basis points respectively from October 27 through calendar year-end. Obviously to date, in the aftermath of the Asian crisis, the perceived safety of the very large companies has overwhelmed the international exposure of many of these companies.

Calendar 1997 proved to be a challenging year for bottom-up stock pickers with a growth investment approach for a couple of reasons. First, the gains in the market were narrow and were fueled by the very large companies, referred to by a newly coined term, "super market caps". Second, "bombs going off". Companies reporting or "signaling" disappointing earnings were severely punished in the marketplace. How did these phenomena directly affect the performance results achieved in the Equity Fund and the equity portion of the Balanced Fund? With respect to the first item, for the first six months of the year we considered most of the companies (e.g., Coca Cola, Gillette, Proctor and Gamble), even though growth companies, to be overvalued. Directionally, we were right on the mark with respect to market capitalization in managing the Equity Fund. The weighted market capitalization of the portfolio increased from approximately $10 billion at the beginning of 1997 to $26 billion by the end of the calendar year. With respect to the second item, we were fortunate during the first nine months of 1997 in that we escaped the "bombs" (instant price declines of 20% or more in response to a news item--our definition) experienced by many investors. However, we were not as fortunate in the third fiscal quarter. In fact, three stocks that can be classified as "bombs" by the above definition explain almost all of the underperformance in the third fiscal quarter. These three stocks declined by the following amounts from the date of the specific news announcement to calendar year-end: Green Tree Financial down 35%, Fastenal down 24%, and Wisconsin Central Transportation down 22%. Our job of course is to assess whether anything has changed fundamentally with these or any other holdings in your portfolio. We are hard at work making these assessments, and evaluating new investment opportunities that will produce superior returns in 1998 and beyond.

The Asian woes and their implications are serious, but not fatal. It is highly likely that they will cause our GDP growth to be lower by an estimated 1/2-1%. The good news is that the market's narrow focus and the Asian crisis will pass. Additionally, we will have modest domestic real GDP accompanied by modest inflation (not deflation in our opinion), and low interest rates. El Nino may actually have aided the economy in the most recent quarter--lower energy costs, due to warmer than usual weather, helped retail spending. The other good news is that we have a portfolio of companies with superior characteristics relative to the performance benchmark that are attractively priced. We have found that over time this is a winning combination that translates into superior performance.

As usual, some economic sectors in the portfolio contributed to the performance and others hindered the performance. For the mid/large capitalization equities in the Equity and Balanced Funds, the top contributing sectors were Technology, Consumer Cyclical and Consumer Staples, while the drags were Utilities and Basic Materials. For the small companies in the Small Company Fund, the top contributing sectors were Technology and Consumer Discretionary, while Energy was the worst performing sector.

During the most recent quarter, we made few strategic changes. Outsourcing continues to be a major trend. We took the following actions to increase our exposure to an area that we have invested in for quite a while:

In the Equity Fund and the equity portion of the Balanced Fund, we sold Intel Corp and we bought IBM. While both are technology companies, we decided to trim our exposure to a hardware component-related company that may come under some pricing pressure and to add a company that will benefit from outsourcing and information technology. IBM has a stated goal to "turn IBM into the world's premier knowledge management company". In 1997, 49.1% of IBM's revenue came from Services, Software and Maintenance and we believe IBM can play a major role in outsourcing by other companies. We added FiServ, a company that provides financial data processing systems and information management services and products to financial entities. While the Energy sector is traditionally not thought of as a growth sector, we believe the current valuations of some growth-oriented oil service companies are compelling. We added Schlumberger to the portfolio.

In the Small Company Fund, we added Applied Digital Access, a company that provides network management software and services, Best Software, a company that provides human resources and payroll management software solutions, and, Concord Communications, a software-based company that provides performance analysis and reporting solutions for the management of computer networks. Additionally, we purchased Applied Analytical Industries, a company that provides product development and support services to the pharmaceutical and biotechnology industries.

The fixed income portion of the Balanced Fund found fixed income markets fairly quiet in the most recent quarter. At the end of the quarter, the long-term Treasury bond at 5.93% was about the same as at year-end. Considering the yield curve, the spread relationships extant in the marketplace, and the fact that we don't expect a significant decline in interest rates near-term, we think the current portfolio structure is appropriate. Currently, we are emphasizing intermediate-term maturity and high quality bonds.

Our overall view on the market has not changed. We still believe the market (using the S&P500 as a proxy) to be fairly fully valued - trading at 21 times estimated forward twelve months earnings. While P/E's may have expanded as far as they can in the current interest rate environment, we believe steady earnings growth and a low inflation environment create an upside potential at least equal to the growth in earnings. However, the economic expansion is in its eighth year and most to the benefits of restructuring are behind us. Rising labor costs may limit margins, and earnings growth may be tied solely to revenue growth. Companies may not be able to increase prices in the current environment of inter-global competition and low inflation. We continue to believe stock selection is key.

Sincerely,


Eddie C. Brown
President

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                    Performance Update - $10,000 Investment

            For the period from September 30, 1992 to March 31, 1998


                      BCM Balanced          75% S&P 500 w/Income Index
                      Fund                  25% Lehman Gov/Corp Bond Index

  9/30/92             10,000                10,000
 12/31/92             10,579                10,380
  3/31/93             10,774                10,840
  6/30/93             10,779                10,959
  9/30/93             11,208                11,262
 12/31/93             11,611                11,450
  3/31/94             11,297                11,034
  6/30/94             11,168                11,036
  9/30/94             11,644                11,459
 12/31/94             11,468                11,467
  3/31/95             12,195                12,456
  6/30/95             13,417                13,559
  9/30/95             14,593                14,456
 12/31/95             14,880                15,285
  3/31/96             15,493                15,859
  6/30/96             15,887                16,445
  9/30/96             16,339                16,912
 12/31/96             16,938                18,159
  3/31/97             16,579                18,529
  6/30/97             18,557                21,312
  9/30/97             20,114                22,773
 12/31/97             20,136                23,439
  3/31/98             22,582                26,259

This graph depicts the performance of The Brown Capital Management Balanced Fund versus a combined index of 75% S&P 500 w/Income Index and 25% Lehman Government/Corporate Bond Index. It is important to note that The Brown Capital Management Balanced Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

-----------------------------------------------
Since Inception     One Year      Five Years
-----------------------------------------------
    15.96%           36.19%         15.94%
-----------------------------------------------


The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $22,582 - total investment return of 125.82% since September 30, 1992.

At March 31, 1998, a similar investment in a combined index of 75% S&P 500 w/Income and 25% Lehman Government/Corporate Bond Index would have grown to $26,259 - total investment return of 162.59% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 74.36%

       Beverages - 1.78%
            The Coca-Cola Company ................................................                    1,400               $  108,238
                                                                                                                          ----------

       Building Materials - 1.28%
            Fastenal Company .....................................................                    1,800                   78,075
                                                                                                                          ----------

       Commercial Services - 1.38%
            Equifax, Inc. ........................................................                    2,300                   83,950
                                                                                                                          ----------

       Computers - 5.13%
       (a)  Bay Networks, Inc. ...................................................                    1,600                   43,400
       (a)  EMC Corporation ......................................................                    3,000                  113,438
            Hewlett-Packard Company ..............................................                    1,300                   82,388
            International Business Machines ......................................                      700                   72,713
                                                                                                                          ----------
                                                                                                                             311,939
                                                                                                                          ----------
       Computer Software & Services - 11.92%
       (a)  Acxiom Corporation ...................................................                    4,000                  102,493
       (a)  BMC Software, Inc. ...................................................                    1,100                   92,194
       (a)  Cisco Systems, Inc. ..................................................                      650                   44,444
       (a)  Fiserv, Inc. .........................................................                      700                   44,363
       (a)  Microsoft Corporation ................................................                    1,400                  125,300
       (a)  Oracle Corporation ...................................................                    2,837                   89,543
       (a)  Sterling Commerce, Inc. ..............................................                    2,211                  102,535
       (a)  Sterling Software, Inc. ..............................................                    2,200                  124,300
                                                                                                                          ----------
                                                                                                                             725,172
                                                                                                                          ----------
       Cosmetics & Personal Care - 0.78%
            Gillette Company .....................................................                      400                   47,475
                                                                                                                          ----------

       Electronics - 5.95%
            Belden, Inc. .........................................................                    2,100                   87,938
            General Electric Company .............................................                      700                   60,200
            Honeywell Inc. .......................................................                    1,200                   99,225
       (a)  Solectron Corporation ................................................                    2,700                  114,075
                                                                                                                          ----------
                                                                                                                             361,438
                                                                                                                          ----------
       Entertainment - 3.35%
            Carnival Corporation .................................................                    1,550                  107,338
            The Walt Disney Company ..............................................                      900                   96,075
                                                                                                                          ----------
                                                                                                                             203,413
                                                                                                                          ----------
       Financial - Banks, Money Center - 2.28%
            Chase Manhattan Corporation ..........................................                    1,028                  138,652
                                                                                                                          ----------



                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                     Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Financial Services - 4.40%
            Green Tree Financial Corporation .....................................                    4,200               $  119,438
            T. Rowe Price Associates, Inc. .......................................                    2,100                  147,788
                                                                                                                          ----------
                                                                                                                             267,226
                                                                                                                          ----------
       Hand & Machine Tools - 0.88%
            Danaher Corporation ..................................................                      700                   53,244
                                                                                                                          ----------

       Household Products & Housewares - 1.75%
            Newell Company .......................................................                    2,200                  106,563
                                                                                                                          ----------

       Insurance - Life & Health - 0.96%
            AFLAC Incorporated ...................................................                      925                   58,506
                                                                                                                          ----------

       Leisure - 0.76%
            Harley-Davidson, Inc. ................................................                    1,400                   46,200
                                                                                                                          ----------

       Medical - Hospital Management & Service - 2.80%
       (a)  Health Care and Retirement Corporation ...............................                    2,325                   99,830
       (a)  Health Management Associates, Inc. ...................................                    2,450                   70,131
                                                                                                                          ----------
                                                                                                                             169,961
                                                                                                                          ----------
       Medical Supplies - 1.56%
            Johnson & Johnson ....................................................                    1,300                   94,981
                                                                                                                          ----------

       Manufacturing - 2.78%
            Illinois Tool Works, Inc. ............................................                    1,600                  103,600
            The Perkin-Elmer Corporation .........................................                      900                   65,081
                                                                                                                          ----------
                                                                                                                             168,681
                                                                                                                          ----------
       Oil & Gas - Equipment & Services - 1.50%
            Schlumberger Limited .................................................                    1,200                   90,900
                                                                                                                          ----------

       Pharmaceuticals - 6.81%
       (a)  Alza Corporation .....................................................                    2,600                  116,513
            Cardinal Health, Inc. ................................................                    2,150                  189,603
       (a)  R.P. Scherer Corporation .............................................                    1,600                  108,000
                                                                                                                          ----------
                                                                                                                             414,116
                                                                                                                          ----------
       Real Estate - 1.35%
            The Rouse Company ....................................................                    2,600                   81,900
                                                                                                                          ----------

       Restaurants & Food Service - 2.33%
       (a)  The Cheesecake Factory ...............................................                    1,850                   61,628
            Cracker Barrel Old Country Store, Inc. ...............................                    2,000                   80,000
                                                                                                                          ----------
                                                                                                                             141,628
                                                                                                                          ----------

                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Retail - Department Stores - 1.08%
            Dollar General Corporation ...........................................                    1,697               $   65,653
                                                                                                                          ----------

       Retail - Grocery - 1.74%
            Casey's General Stores, Inc. .........................................                    6,600                  105,600
                                                                                                                          ----------

       Retail - Specialty Line - 5.30%
       (a)  AutoZone, Inc. .......................................................                    4,300                  145,663
            The Home Depot, Inc. .................................................                    2,625                  176,531
                                                                                                                          ----------
                                                                                                                             322,194
                                                                                                                          ----------
       Telecommunications Equipment - 1.04%
       (a)  ADC Telecommunications, Inc. .........................................                    2,300                   63,394
                                                                                                                          ----------

       Transportation - Rail - 1.44%
       (a)  Wisconsin Central Transportation Corporation .........................                    3,100                   87,285
                                                                                                                          ----------

       Utilities - Gas - 2.03%
            MCN Energy Group Inc. ................................................                    3,300                  123,338
                                                                                                                          ----------

       Total Common Stocks (Cost $3,042,927) .....................................                                         4,519,722
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Interest          Maturity
                                                               Principal           Rate              Date
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.91%

       United States Treasury Note ......................      $ 20,000           6.250%           08/15/23                   20,634
       United States Treasury Note ......................        70,000           6.375%           07/15/99                   70,722
       United States Treasury Note ......................        90,000           6.375%           08/15/02                   92,489
       United States Treasury Note ......................       100,000           7.500%           02/15/05                  110,141
       United States Treasury Note ......................       100,000           7.750%           01/31/00                  103,750
       Federal Home Loan Bank ...........................       100,000           0.000%           07/14/17                   21,983
                                                                                                                          ----------

            Total U.S. Government and Agency Obligations (Cost $404,593) .........                                           419,719
                                                                                                                          ----------

CORPORATE OBLIGATIONS - 9.58%

       Alabama Power Company ............................        15,000           7.750%           02/01/23                   15,417
       Boston Edison Company ............................        40,000           7.800%           05/15/10                   43,156
       Chase Manhattan Corporation ......................        30,000           6.500%           08/01/05                   30,150
       Chesapeake & Potomac Telephone of Virginia .......        50,000           7.250%           06/01/12                   50,250
       Citicorp .........................................        15,000           7.125%           06/01/03                   15,551


                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Interest           Maturity                  Value
                                                               Principal          Rate               Date                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - (Continued)

       Colgate-Palmolive Company ........................      $ 50,000           7.150%            11/29/11              $   52,508
       Ford Motor Credit Corporation ....................        40,000           7.250%            09/01/10                  42,055
       ITT Corporation ..................................        50,000           7.375%            11/15/15                  47,875
       Merrill Lynch ....................................        75,000           7.150%            07/30/12                  76,380
       Monsanto Company .................................        45,000           6.210%            02/05/08                  44,986
       Nationsbank Corporation ..........................        15,000           6.875%            02/15/05                  15,436
       The Rouse Company ................................        10,000           8.500%            01/15/03                  10,293
       The Walt Disney Company ..........................        50,000           7.750%            09/30/11                  51,128
       Time Warner, Inc. ................................        20,000           9.150%            02/01/23                  24,400
       U. S. F. & G. Corporation ........................        60,000           7.125%            06/01/05                  62,371
                                                                                                                          ----------

            Total Corporate Obligations (Cost $559,828) ..........................                                           581,956
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Shares
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 8.06%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .............................                   269,802                 269,802
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Shares ...............................                   220,219                 220,219
                                                                                                                          ----------

            Total Investment Companies (Cost $490,021) ...........................                                           490,021
                                                                                                                          ----------


Total Value of Investments (Cost $4,497,369 (b)) .................................                           98.91%       $6,011,418
Other Assets Less Liabilities ....................................................                            1.09%           66,319
                                                                                                            ------        ----------
       Net Assets ................................................................                          100.00%       $6,077,737
                                                                                                            ======        ==========


       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation                                                                                      $1,547,924
            Unrealized depreciation                                                                                         (33,875)
                                                                                                                        -----------

                            Net unrealized appreciation                                                                  $1,514,049
                                                                                                                         ==========




See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $4,497,369) .......................................................                   $6,011,418
       Cash ..........................................................................................                       11,449
       Income receivable .............................................................................                       16,018
       Receivable for investments sold ...............................................................                       51,998
                                                                                                                         ----------

            Total assets .............................................................................                    6,090,883
                                                                                                                         ----------

LIABILITIES
       Accrued expenses ..............................................................................                        5,590
       Payable for investment purchases ..............................................................                        7,556
                                                                                                                         ----------

            Total liabilities ........................................................................                       13,146
                                                                                                                         ----------

NET ASSETS
       (applicable to 361,039 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .......................................                   $6,077,737
                                                                                                                         ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($6,077,737 / 361,039 shares) .................................................................                   $    16.83
                                                                                                                         ==========

NET ASSETS CONSIST OF
       Paid-in capital ...............................................................................                   $4,547,013
       Distribution in excess of net investment income ...............................................                          (60)
       Undistributed net realized gain on investments ................................................                       16,735
       Net unrealized appreciation on investments ....................................................                    1,514,049
                                                                                                                         ----------
                                                                                                                         $6,077,737
                                                                                                                         ==========




See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998


INVESTMENT INCOME

       Income
            Interest .....................................................................................               $   67,266
            Dividends ....................................................................................                   47,157
                                                                                                                         ----------

                 Total income ............................................................................                  114,423
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   32,686
            Fund administration fees (note 2) ............................................................                   12,572
            Custody fees .................................................................................                    3,993
            Registration and filing administration fees (note 2) .........................................                    5,030
            Fund accounting fees (note 2) ................................................................                   21,000
            Audit fees ...................................................................................                    9,200
            Legal fees ...................................................................................                    4,390
            Securities pricing fees ......................................................................                    3,751
            Shareholder recordkeeping fees ...............................................................                      469
            Shareholder servicing expenses ...............................................................                    3,190
            Registration and filing expenses .............................................................                    4,220
            Printing expenses ............................................................................                    3,362
            Trustee fees and meeting expenses ............................................................                    4,243
            Other operating expenses .....................................................................                    3,755
                                                                                                                         ----------

                 Total expenses ..........................................................................                  111,861
                                                                                                                         ----------

                 Less:
                       Expense reimbursements (note 2) ...................................................                  (18,899)
                       Investment advisory fees waived (note 2) ..........................................                  (32,686)
                                                                                                                         ----------

                 Net expenses ............................................................................                   60,276
                                                                                                                         ----------

                       Net investment income .............................................................                   54,147
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions .....................................................                 493,452
       Increase in unrealized appreciation on investments .................................................                 949,181
                                                                                                                         ----------

            Net realized and unrealized gain on investments ...............................................               1,442,633
                                                                                                                         ----------

                 Net increase in net assets resulting from operations .....................................              $1,496,780
                                                                                                                         ==========






See accompanying notes to financial statements

                                               THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                  STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                       March 31,           March 31,
                                                                                                           1998                1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment income .............................................................         $   54,147          $   57,822
         Net realized gain from investment transactions ....................................            493,452             105,701
         Increase in unrealized appreciation on investments ................................            949,181             104,335
                                                                                                     ----------          ----------

              Net increase in net assets resulting from operations .........................          1,496,780             267,858
                                                                                                     ----------          ----------

     Distributions to shareholders from
         Net investment income .............................................................            (54,255)            (58,004)
         Distribution in excess of net investment income ...................................                (60)                  0
         Net realized gain from investment transactions ....................................           (476,740)           (249,637)
                                                                                                     ----------          ----------

              Decrease in net assets resulting from distributions ..........................           (531,055)           (307,641)
                                                                                                     ----------          ----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............          1,237,359             595,122
                                                                                                     ----------          ----------

                   Total increase in net assets ............................................          2,203,084             555,339

NET ASSETS

     Beginning of year .....................................................................          3,874,653           3,319,314
                                                                                                     ----------          ----------

     End of year  (including undistributed net investment income of $108 in 1997)  .........         $6,077,737          $3,874,653
                                                                                                     ==========          ==========



(a) A summary of capital share activity follows:
                                                             -----------------------------------------------------------------------
                                                                       Year ended                                Year ended
                                                                     March 31, 1998                            March 31, 1997

                                                                 Shares            Value                 Shares             Value
                                                             -----------------------------------------------------------------------

Shares sold ............................................        111,277          $1,757,479              69,993          $  990,406
Shares issued for reinvestment
     of distributions ..................................         32,554             529,963              22,002             306,322
                                                             ----------          ----------          ----------          ----------

                                                                143,831           2,287,442              91,995           1,296,728

Shares redeemed ........................................        (67,688)         (1,050,083)            (48,277)           (701,606)
                                                             ----------          ----------          ----------          ----------

     Net increase ......................................         76,143          $1,237,359              43,718          $  595,122
                                                             ==========          ==========          ==========          ==========




See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year ended   Year ended   Year ended   Year ended   Year ended
                                                                      March 31,    March 31,    March 31,    March 31,    March 31,
                                                                          1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .............................        $13.60       $13.76       $11.56       $11.02       $10.62

      Income from investment operations
           Net investment income ...............................          0.17         0.21         0.12         0.10         0.08
           Net realized and unrealized gain on investments .....          4.65         0.76         2.98         0.77         0.43
                                                                    ----------   ----------   ----------   ----------   ----------

               Total from investment operations ................          4.82         0.97         3.10         0.87         0.51
                                                                    ----------   ----------   ----------   ----------   ----------

      Distributions to shareholders from
           Net investment income ...............................         (0.17)       (0.21)       (0.12)       (0.11)       (0.08)
           Net realized gain from investment transactions ......         (1.42)       (0.92)       (0.78)       (0.22)       (0.03)
                                                                    ----------   ----------   ----------   ----------   ----------

               Total distributions .............................         (1.59)       (1.13)       (0.90)       (0.33)       (0.11)
                                                                    ----------   ----------   ----------   ----------   ----------

Net asset value, end of year ...................................        $16.83       $13.60       $13.76       $11.56       $11.02
                                                                    ==========   ==========   ==========   ==========   ==========

Total return ...................................................         36.19%        7.01%       27.04%        8.04%        4.78%
                                                                    ==========   ==========   ==========   ==========   ==========

Ratios/supplemental data
      Net assets, end of year ..................................    $6,077,737   $3,874,653   $3,319,314   $2,296,206   $1,187,697
                                                                    ==========   ==========   ==========   ==========   ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .......          2.22%        2.85%        3.50%        5.43%        6.44%
           After expense reimbursements and waived fees ........          1.20%        1.20%        1.59%        2.00%        2.00%

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees .......          0.05%      (0.13)%      (0.97)%      (2.44)%      (3.69)%
           After expense reimbursements and waived fees ........          1.08%        1.51%        0.94%        1.00%        0.74%

      Portfolio turnover rate ..................................         33.54%       45.58%       43.59%        9.51%       28.56%

      Average broker commissions per share (a)  ................       $0.0509      $0.0506           -            -            -



(a)  Represents  total  commission  paid on  portfolio  securities  divided by total  portfolio  shares  purchased  or sold on which commissions were charged.



See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.
                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

              F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $32,686 ($0.10 per share) and has voluntarily agreed to reimburse $18,899 of the Fund's operating expenses for the year ended March 31, 1998.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its

                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


              services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At March 31, 1998, the Advisor and its officers held 24,959 shares or 6.913% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $2,203,989 and $1,515,195, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Balanced Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Balanced Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

                         Brown Capital Management Funds
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                                          Telephone 919-972-9922
                                                       U. S. WATTS 800-525- FUND
                                                          Facsimile 919-442-4226

April 15, 1998



Dear Shareholder:

I am sure you're tired of hearing about the unprecedented series of consecutive years of 20+% gains in the broad stock market. Perhaps what isn't as widely known, is that we have experienced an unprecedented streak of six years of earnings increases for the S&P 500. The only period that has come close in the last 50 years is 1962-1966. We expect the streak to continue, albeit at a slower pace in 1998.

While the Washington press corps was ensconced in nosing out scandals (don't worry this letter will not go there), the economy and the market continued its upward trend. The S&P 500 Index increased 48.0%, on a total return basis, during the fiscal year. Large capitalization indices still outperformed smaller capitalization indices (the Russell 2000 Index was up 42.0%). The Lehman Government/Corporate Bond Index returned 12.4% for the same period.

What hasn't been adequately discussed is the explanation behind the unprecedented gains in the stock market. For the past couple of years, we (like many others) have stated, at the beginning of the year, that we expect market gains to revert to the historic norm of 10-11%. It hasn't happened, and the reason can be traced to two primary factors-- greater than expected declines in interest rates and an expansion in price earnings ratios. At the risk of sounding redundant, in 1998 we expect - (1) the broad stock market to return the historical returns of 10-11%, (2) the small and mid-cap companies to play catch-up, and (3) bonds to offer very competitive returns with stocks.

The table below is helpful in providing some insights into the narrow and skewed market performance in calendar year 1997.

------------------------- ----------------- ---------------- ------------------
                               12/31/96-        6/30/97-          10/27/97-
                                6/30/97         10/26/97          12/31/97
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
S&P 500                          20.6%            6.9%              11.0%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 1000 Growth              19.6%            6.4%              10.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000                     10.2%           13.4%               4.3%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell 2000 Growth               5.2%           14.4%               1.5%
------------------------- ----------------- ---------------- ------------------
------------------------- ----------------- ---------------- ------------------
Russell Mid-Cap Growth           10.5%           12.5%               6.5%
------------------------- ----------------- ---------------- ------------------

Clearly, the first half of calendar 1997 was dominated by large capitalization companies, and the S&P 500 outperformed the Russell 2000 by 1040 basis points. More specifically, what cannot be gleaned from the chart, but as indicated above, the performance was fueled by the highly liquid "super market caps". However, from mid-year up to the market setback on October 27, the tables reversed just as dramatically. The Russell 2000 and Russell Mid-Cap Growth index outperformed the S&P 500 by 650 and 750 basis points respectively. But, the unexpected happened after the October 27 market setback. One would have expected the leadership to have remained with the small and mid-cap companies that derive the major portion of their sales and earnings domestically. It is clear from the chart that this didn't occur. Rather, the S&P 500 outperformed the Russell 2000 and Russell 2000 Mid-Cap Growth indices by 670 and 950 basis points respectively from October 27 through calendar year-end. Obviously to date, in the aftermath of the Asian crisis, the perceived safety of the very large companies has overwhelmed the international exposure of many of these companies.

Calendar 1997 proved to be a challenging year for bottom-up stock pickers with a growth investment approach for a couple of reasons. First, the gains in the market were narrow and were fueled by the very large companies, referred to by a newly coined term, "super market caps". Second, "bombs going off". Companies reporting or "signaling" disappointing earnings were severely punished in the marketplace. How did these phenomena directly affect the performance results achieved in the Equity Fund and the equity portion of the Balanced Fund? With respect to the first item, for the first six months of the year we considered most of the companies (e.g., Coca Cola, Gillette, Proctor and Gamble), even though growth companies, to be overvalued. Directionally, we were right on the mark with respect to market capitalization in managing the Equity Fund. The weighted market capitalization of the portfolio increased from approximately $10 billion at the beginning of 1997 to $26 billion by the end of the calendar year. With respect to the second item, we were fortunate during the first nine months of 1997 in that we escaped the "bombs" (instant price declines of 20% or more in response to a news item--our definition) experienced by many investors. However, we were not as fortunate in the third fiscal quarter. In fact, three stocks that can be classified as "bombs" by the above definition explain almost all of the underperformance in the third fiscal quarter. These three stocks declined by the following amounts from the date of the specific news announcement to calendar year-end: Green Tree Financial down 35%, Fastenal down 24%, and Wisconsin Central Transportation down 22%. Our job of course is to assess whether anything has changed fundamentally with these or any other holdings in your portfolio. We are hard at work making these assessments, and evaluating new investment opportunities that will produce superior returns in 1998 and beyond.

The Asian woes and their implications are serious, but not fatal. It is highly likely that they will cause our GDP growth to be lower by an estimated 1/2-1%. The good news is that the market's narrow focus and the Asian crisis will pass. Additionally, we will have modest domestic real GDP accompanied by modest inflation (not deflation in our opinion), and low interest rates. El Nino may actually have aided the economy in the most recent quarter--lower energy costs, due to warmer than usual weather, helped retail spending. The other good news is that we have a portfolio of companies with superior characteristics relative to the performance benchmark that are attractively priced. We have found that over time this is a winning combination that translates into superior performance.

As usual, some economic sectors in the portfolio contributed to the performance and others hindered the performance. For the mid/large capitalization equities in the Equity and Balanced Funds, the top contributing sectors were Technology, Consumer Cyclical and Consumer Staples, while the drags were Utilities and Basic Materials. For the small companies in the Small Company Fund, the top contributing sectors were Technology and Consumer Discretionary, while Energy was the worst performing sector.

During the most recent quarter, we made few strategic changes. Outsourcing continues to be a major trend. We took the following actions to increase our exposure to an area that we have invested in for quite a while:

In the Equity Fund and the equity portion of the Balanced Fund, we sold Intel Corp and we bought IBM. While both are technology companies, we decided to trim our exposure to a hardware component-related company that may come under some pricing pressure and to add a company that will benefit from outsourcing and information technology. IBM has a stated goal to "turn IBM into the world's premier knowledge management company". In 1997, 49.1% of IBM's revenue came from Services, Software and Maintenance and we believe IBM can play a major role in outsourcing by other companies. We added FiServ, a company that provides financial data processing systems and information management services and products to financial entities. While the Energy sector is traditionally not thought of as a growth sector, we believe the current valuations of some growth-oriented oil service companies are compelling. We added Schlumberger to the portfolio.

In the Small Company Fund, we added Applied Digital Access, a company that provides network management software and services, Best Software, a company that provides human resources and payroll management software solutions, and, Concord Communications, a software-based company that provides performance analysis and reporting solutions for the management of computer networks. Additionally, we purchased Applied Analytical Industries, a company that provides product development and support services to the pharmaceutical and biotechnology industries.

The fixed income portion of the Balanced Fund found fixed income markets fairly quiet in the most recent quarter. At the end of the quarter, the long-term Treasury bond at 5.93% was about the same as at year-end. Considering the yield curve, the spread relationships extant in the marketplace, and the fact that we don't expect a significant decline in interest rates near-term, we think the current portfolio structure is appropriate. Currently, we are emphasizing intermediate-term maturity and high quality bonds.

Our overall view on the market has not changed. We still believe the market (using the S&P500 as a proxy) to be fairly fully valued - trading at 21 times estimated forward twelve months earnings. While P/E's may have expanded as far as they can in the current interest rate environment, we believe steady earnings growth and a low inflation environment create an upside potential at least equal to the growth in earnings. However, the economic expansion is in its eighth year and most to the benefits of restructuring are behind us. Rising labor costs may limit margins, and earnings growth may be tied solely to revenue growth. Companies may not be able to increase prices in the current environment of inter-global competition and low inflation. We continue to believe stock selection is key.

Sincerely,


Eddie C. Brown
President

                          THE BROWN CAPITAL MANAGEMENT
                               SMALL COMPANY FUND

                    Performance Update - $10,000 Investment

            For the period from December 31, 1992 to March 31, 1998


                BCM Small Co        Russell 2000          NASDAQ Industrials
                Fund                Index                 Index

12/31/92        10,000              10,000                10,000
 3/31/93         9,877              10,371                 9,843
 6/30/93         9,855              10,558                10,063
 9/30/93        10,325              11,445                10,761
12/31/93        10,574              11,700                11,116
 3/31/94        10,311              11,340                10,746
 6/30/94         9,680              10,872                 9,852
 9/30/94        10,307              11,589                10,724
12/31/94        11,077              11,328                10,398
 3/31/95        12,066              11,816                11,079
 6/30/95        13,037              12,882                12,251
 9/30/95        14,266              14,164                13,607
12/31/95        14,839              14,453                13,391
 3/31/96        16,048              15,188                14,244
 6/30/96        16,706              15,968                15,450
 9/30/96        17,098              16,020                15,429
12/31/96        17,374              16,838                15,474
 3/31/97        16,299              15,973                14,214
 6/30/97        18,742              18,550                16,536
 9/30/97        20,860              21,300                19,239
12/31/97        20,116              20,577                17,101
 3/31/98        23,119              22,695                19,090

This graph depicts the performance of The Brown Capital Management Small Company Fund versus the Russell 2000 Index and the NASDAQ Industrials Index. It is important to note that The Brown Capital Management Small Company Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

---------------------------------------------------
Since Inception      One Year         Five Years
---------------------------------------------------
17.31%               41.84%           18.53%
---------------------------------------------------


The graph assumes an initial $10,000 investment at December 31, 1992. All dividends and distributions are reinvested.

At March 31, 1998, the Fund would have grown to $23,119 - total investment return of 131.19% since December 31, 1992.

At March 31, 1998, a similar investment in the Russell 2000 Index would have grown to $22,695 - total investment return of 126.95% and the NASDAQ Industrials Index would have grown to $19,090 - total investment return of 90.90%, since December 31, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.51%

       Advertising - 1.90%
        (a) Catalina Marketing Corporation .......................................                    4,200              $   220,237
                                                                                                                         -----------

       Biopharmaceuticals - 1.50%
            The Perkin-Elmer Corporation .........................................                    2,397                  173,333
                                                                                                                         -----------

       Chemicals - 0.97%
        (a) Synthetech, Inc. .....................................................                   18,200                  112,612
                                                                                                                         -----------

       Commercial Services - 3.81%
            Paychex, Inc. ........................................................                    2,375                  137,008
        (a) Quintiles Transnational Corp. ........................................                    6,200                  298,762
        (a) Walsh International Inc. .............................................                      300                    4,650
                                                                                                                         -----------
                                                                                                                             440,420
                                                                                                                         -----------
       Computers - 0.96%
        (a) RadiSys Corporation ..................................................                    4,400                  110,550
                                                                                                                         -----------

       Computer Software & Services - 44.89%
        (a) Acxiom Corporation ...................................................                   17,700                  453,563
        (a) Advent Software, Inc. ................................................                    8,300                  394,250
        (a) American Business Information, Inc. Cl-A .............................                    8,200                  107,625
        (a) American Business Information, Inc. Cl-B .............................                    8,200                  116,850
        (a) American Software, Inc. ..............................................                   13,500                  106,313
        (a) Best Software, Inc. ..................................................                    8,800                  133,100
        (a) BMC Software, Inc. ...................................................                    7,573                  634,746
        (a) Cerner Corporation ...................................................                   10,500                  225,094
        (a) CFI ProServices, Inc. ................................................                   12,100                  178,475
        (a) Concord Communications, Inc. .........................................                    4,000                  104,500
        (a) Datastream Systems, Inc. .............................................                    8,600                  190,275
        (a) Dendrite International, Inc. .........................................                   14,200                  408,250
            Fair, Isaac and Company, Incorporated ................................                    9,200                  346,725
        (a) Hyperion Software Corporation ........................................                    7,800                  345,150
        (a) Network Associates, Inc. .............................................                    5,725                  379,281
        (a) Platinum Technology, Inc. ............................................                    5,600                  144,900
        (a) QuickResponse Services, Inc. .........................................                    4,100                  219,350
        (a) SPSS, Inc. ...........................................................                    4,600                  108,100
        (a) Structural Dynamics Research Corporation .............................                   10,400                  260,650
        (a) The BISYS Group, Inc. ................................................                    6,700                  236,175
        (a) Tripos, Inc. .........................................................                    7,600                   98,800
                                                                                                                         -----------
                                                                                                                           5,192,172
                                                                                                                         -----------
       Electronics - 2.48%
        (a) Sanmina Corporation ..................................................                    4,100                  286,744
                                                                                                                         -----------

                                                                                                                         (Continued)

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Financial Services - 3.16%
            T. Rowe Price Associates, Inc. .......................................                    5,200              $   365,950
                                                                                                                         -----------

       Furniture & Home Appliances - 1.26%
            Juno Lighting, Inc. ..................................................                    6,900                  145,762
                                                                                                                         -----------

       Hand & Machine Tools - 1.79%
        (a) Flow International Corporation .......................................                   20,300                  206,806
                                                                                                                         -----------

       Machine - Diversified - 1.89%
        (a) Cognex Corporation ...................................................                   10,200                  218,025
                                                                                                                         -----------

       Medical - Biotechnology - 3.13%
        (a) Affymetrix, Inc. .....................................................                    1,500                   52,219
        (a) Human Genome Sciences, Inc. ..........................................                    1,100                   43,794
        (a) Incyte Pharmaceuticals, Inc. .........................................                    1,200                   56,100
        (a) Pharmacopeia, Inc. ...................................................                   11,200                  210,000
                                                                                                                         -----------
                                                                                                                             362,113
                                                                                                                         -----------
       Medical - Hospital Management & Service - 3.40%
        (a) ABR Information Services, Inc. .......................................                   14,000                  393,750
                                                                                                                         -----------

       Medical Supplies - 11.62%
            Ballard Medical Products .............................................                    7,400                  199,800
            Biomet, Inc. .........................................................                    7,200                  216,000
            Diagnostic Products Corporation ......................................                    8,800                  245,300
            Life Technologies, Inc. ..............................................                    9,700                  373,450
        (a) Molecular Dynamics, Inc. .............................................                    6,700                   96,731
        (a) Techne Corporation ...................................................                   11,000                  213,125
                                                                                                                         -----------
                                                                                                                           1,344,406
                                                                                                                         -----------
       Miscellaneous - Manufacturing - 1.89%
        (a) Panavision Inc. ......................................................                    8,300                  218,394
                                                                                                                         -----------

       Pharmaceuticals - 4.79%
        (a) ALZA Corporation .....................................................                    9,600                  430,200
        (a) Applied Analytical Industries, Inc. ..................................                    7,300                  117,712
        (a) Crescenco Pharmaceuticals Corporation ................................                      420                    5,303
        (a) Lynx Therapeutics, Inc. ..............................................                       81                      810
                                                                                                                         -----------
                                                                                                                             554,025
                                                                                                                         -----------
       Real Estate Investment Trust - 1.31%
            Post Properties, Inc. ................................................                    3,800                  151,762
                                                                                                                         -----------



                                                                                                                         (Continued)

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

       Restaurants & Food Service - 4.10%
        (a) Au Bon Pain Company, Inc. ............................................                   29,300              $   247,219
        (a) The Cheesecake Factory ...............................................                    6,800                  226,525
                                                                                                                         -----------
                                                                                                                             473,744
                                                                                                                         -----------
       Retail - Specialty Line - 1.28%
            Fastenal Company .....................................................                    3,400                  147,475
                                                                                                                         -----------

       Telecommunications Equipment - 0.38%
        (a) Applied Digital Access, Inc. .........................................                    5,500                   44,000
                                                                                                                         -----------

       Warrants - 0.00%
        (a) ALZA Corporation, expiration date December 31, 1999 ..................                      150                      145
        (a) The Perkin-Elmer Corporation, expiraton date September 11, 2003 ......                       27                      130
                                                                                                                         -----------
                                                                                                                                 275
                                                                                                                         -----------

            Total Common Stocks (Cost $7,133,876) ................................                                        11,162,555
                                                                                                                         -----------

INVESTMENT COMPANY - 3.49%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares  ............................                  403,845                  403,845
            (Cost $403,845)                                                                                              -----------


Total Value of Investments (Cost $7,537,721 (b)) .................................                         100.00 %      11,566,400
Liabilities In Excess of Other Assets ............................................                          (0.00)%            (456)
                                                                                                           ------       -----------
       Net Assets ................................................................                         100.00 %     $11,565,944
                                                                                                           ======       ===========




       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


            Unrealized appreciation                                                                                      $4,163,722
            Unrealized depreciation                                                                                        (135,043)
                                                                                                                         ----------

                            Net unrealized appreciation                                                                  $4,028,679
                                                                                                                         ==========

See accompanying notes to financial statements

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 1998


ASSETS
       Investments, at value (cost $7,537,721) .....................................................                     $11,566,400
       Income receivable ...........................................................................                           6,303
       Other assets ................................................................................                           6,109
                                                                                                                         -----------

            Total assets ...........................................................................                      11,578,812
                                                                                                                         -----------

LIABILITIES
       Accrued expenses ............................................................................                           5,873
       Payable for investment purchases ............................................................                           1,859
       Other liabilities ...........................................................................                           5,136
                                                                                                                         -----------

            Total liabilities ......................................................................                          12,868
                                                                                                                         -----------

NET ASSETS
       (applicable to 550,128 Institutional shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .....................................                     $11,565,944
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($11,565,944 / 550,128 shares) ..............................................................                     $     21.02
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital .............................................................................                     $ 7,495,546
       Undistributed net realized gain on investments ..............................................                          41,719
       Net unrealized appreciation on investments ..................................................                       4,028,679
                                                                                                                         -----------
                                                                                                                         $11,565,944
                                                                                                                         ===========




See accompanying notes to financial statements

                                             BROWN CAPTIAL MANAGEMENT SMALL COMPANY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 1998



INVESTMENT LOSS

       Income
            Dividends ....................................................................................               $   74,036
            Miscellaneous ................................................................................                    2,615
                                                                                                                         ----------

                 Total income ............................................................................                   76,651
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   93,370
            Fund administration fees (note 2) ............................................................                   23,279
            Custody fees .................................................................................                    4,810
            Registration and filing administration fees (note 2) .........................................                    5,798
            Fund accounting fees (note 2) ................................................................                   21,000
            Audit fees ...................................................................................                    9,200
            Legal fees ...................................................................................                    4,390
            Securities pricing fees ......................................................................                    3,671
            Shareholder recordkeeping fees ...............................................................                    1,698
            Shareholder servicing expenses ...............................................................                    4,288
            Registration and filing expenses .............................................................                    7,931
            Printing expenses ............................................................................                    3,672
            Trustee fees and meeting expenses ............................................................                    4,261
            Other operating expenses .....................................................................                    4,073
                                                                                                                         ----------

                 Total expenses ..........................................................................                  191,441
                                                                                                                         ----------

                 Less investment advisory fees waived (note 2) ...........................................                  (51,594)
                                                                                                                         ----------

                 Net expenses ............................................................................                  139,847
                                                                                                                         ----------

                       Net investment loss ...............................................................                  (63,196)
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                  264,971
       Increase in unrealized appreciation on investments ................................................                3,029,081
                                                                                                                         ----------

            Net realized and unrealized gain on investments ..............................................                3,294,052
                                                                                                                         ----------

                 Net increase in net assets resulting from operations ....................................               $3,230,856
                                                                                                                         ==========






See accompanying notes to financial statements

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                       March 31,           March 31,
                                                                                                           1998                1997
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment loss ...............................................................        $   (63,196)        $   (15,062)
         Net realized gain (loss) from investment transactions .............................            264,971             (66,449)
         Increase in unrealized appreciation on investments ................................          3,029,081             105,168
                                                                                                    -----------         -----------

              Net increase in net assets resulting from operations .........................          3,230,856              23,657
                                                                                                    -----------         -----------

     Distributions to shareholders from
         Net realized gain from investment transactions ....................................           (122,662)           (121,632)
                                                                                                    -----------         -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............          1,939,063           2,876,454
                                                                                                    -----------         -----------

                   Total increase in net assets ............................................          5,047,257           2,778,479

NET ASSETS

     Beginning of year .....................................................................          6,518,687           3,740,208
                                                                                                    -----------         -----------

     End of year ...........................................................................        $11,565,944         $ 6,518,687
                                                                                                    ===========         ===========



(a) A summary of capital share activity follows:
                                                            ------------------------------------------------------------------------
                                                                      Year ended                              Year ended
                                                                    March 31, 1998                          March 31, 1997

                                                                Shares             Value                Shares             Value
                                                            ------------------------------------------------------------------------

Shares sold .............................................       127,445         $ 2,137,857             215,413         $ 3,325,355
Shares issued for reinvestment
     of distributions ...................................         6,686             122,282               7,902             121,296
                                                            -----------         -----------         -----------         -----------

                                                                134,131           2,260,139             223,315           3,446,651

Shares redeemed .........................................       (18,185)           (321,076)            (36,296)           (570,197)
                                                            -----------         -----------         -----------         -----------

     Net increase .......................................       115,946         $ 1,939,063             187,019         $ 2,876,454
                                                            ===========         ===========         ===========         ===========





See accompanying notes to financial statements

                                             BROWN CAPTIAL MANAGEMENT SMALL COMPANY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended    Year ended    Year ended    Year ended    Year ended
                                                                   March 31,     March 31,     March 31,     March 31,     March 31,
                                                                       1998          1997          1996          1995          1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ........................          $15.01        $15.13        $12.24        $10.69        $10.67

      Income from investment operations
           Net investment loss ............................           (0.11)        (0.03)        (0.06)        (0.06)        (0.11)
           Net realized and unrealized gain on investments             6.36          0.27          4.00          1.86          0.59
                                                                -----------   -----------   -----------   -----------   -----------

               Total from investment operations ...........            6.25          0.24          3.94          1.80          0.48
                                                                -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net realized gain from investment transactions             (0.24)        (0.36)        (1.05)        (0.25)        (0.46)
                                                                -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ..............................          $21.02        $15.01        $15.13        $12.24        $10.69
                                                                ===========   ===========   ===========   ===========   ===========


Total return ..............................................           41.84%         1.56%        33.00%        16.95%         4.39%
                                                                ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data

      Net assets, end of year .............................     $11,565,944   $ 6,518,687   $ 3,740,208   $ 2,609,361   $ 1,830,924
                                                                ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees               2.05%         2.70%         3.49%         4.49%         4.73%
           After expense reimbursements and waived fees                1.50%         1.50%         1.69%         2.00%         2.00%

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees             (1.23)%       (1.50)%       (2.29)%       (3.38)%       (4.03)%
           After expense reimbursements and waived fees              (0.68)%       (0.30)%       (0.50)%       (0.90)%       (1.34)%

      Portfolio turnover rate .............................           11.64%        13.39%        23.43%        32.79%        23.47%

      Average broker commissions per share (a) ............         $0.0520       $0.0482           -             -             -


(a)  Represents  total  commissions  paid on  portfolio  securities  divided by total  portfolio  shares  purchased or sold on which commissions were charged.



See accompanying notes to financial statements

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Small Company Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. The Fund began operations on July 23, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $34,855 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, brining it to zero, and decrease undistributed net realized gain on investments.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and

                                                                     (Continued)

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


                    revenues  reported  in  the  financial  statements.   Actual
                    results could differ from those estimated.

              F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.50% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $51,594 ($0.10 per share) for the year ended March 31, 1998.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



              NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At March 31, 1998, the Advisor and its officers held 29,970 shares or 5.448% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $3,135,262 and $949,029, respectively, for the year ended March 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Small Company Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Small Company Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1998 and 1997, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 24, 1998

________________________________________________________________________________


                       THE BROWN CAPITAL MANAGEMENT FUNDS

________________________________________________________________________________


                 a series of the Nottingham Investment Trust II






                             Semi-Annual Report 1998


                     FOR THE PERIOD ENDED SEPTEMBER 30, 1998






                               INVESTMENT ADVISOR
                         Brown Capital Management, Inc.
                              809 Cathedral Street
                            Baltimore, Maryland 21201



                       THE BROWN CAPITAL MANAGEMENT FUNDS
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-773-3863

October 15, 1998


Dear Shareholder:

Is the cup half full or half empty? The financial markets can't seem to decide. After first calendar quarter performance that can be considered nothing short of spectacular, second calendar quarter results, compared to recent history, returned to more normal levels. The performance of the markets in June was the essence of "bigger is better", as large market capitalization stocks led the rally. The investor "flight to safety/quality" left the mid and small caps behind. In addition, as has been the case over the last few years, little to no attention was paid to valuations. As a consequence, what to some were considered high valuations were bid up to even loftier levels in June. In a few short weeks during the second calendar quarter the market went from being concerned that the economy was too strong to being concerned that it was too weak. And just when we began to witness the restoration of confidence, the August fiasco reminded us of the frailty of one's conviction...Oh, by the way, the stock market was a fiasco, too.

The broad market, as measured by the S&P 500 index, also created a crisis of confidence in August with its one day plunge of 6.8%, which left it, as well as many other major indices, in negative territory for the first time this year. The culprits, at least as the media would have us believe, are as follows: Asia was misdiagnosed with the flu, when in fact it has pneumonia; the Russian ruble was a misnomer, they mean rubble; and the rumble heard in Latin America was not related to music, but is the sound of their economies hitting a sink hole on the road to recovery. Toward the end of the third calendar quarter, we learned that hedge funds have nothing to do with landscaping, and Long-Term Capital--which seemingly has nothing to do with investing--was in need of an immediate short- and long-term fix. The Federal Reserve thought it was delivering good news by cutting its key interest rate, the fed fund rate, but investors demanded more than was given. What does all this mean? In a word, "volatility." Continued volatility is the expectation for the market over the next quarter or two.

But, what's changed? Certainly, the magnitude of the volatility is surprising. The good news, however, is that we have discussed in our earlier letters this year many of the factors contributing to this so-called crisis of confidence. Indeed, the economic problems encountered by Asia, Russia, and Latin America can have serious consequences for the U.S. economy. Their economic conditions aren't new, however. The problems in these three countries have persisted for some time. The overwhelming concern for the U.S. economy is that reduced demand for U.S. exports will severely slow domestic economic growth for the remainder of this year as well as 1999, and lead the economy into a recession. While we expect (and have expected) the economy to slow, we are not overly concerned that a recession will result. Our view is that the Fed will cut interest rates further to facilitate a soft landing for the U.S. economy.

The broad market is still on track to return 10-11% for the year, and bonds' year-to-date returns are better than stocks. We are still patiently awaiting mid-cap and small companies' stocks to match the returns of their large capitalization siblings. More simply, our forecast remains intact. The large market capitalization performance trend persevered in the third calendar quarter. Bigger was relatively better as large market capitalization stocks outperformed mid-cap stocks, which outdistanced small companies' stocks. For the third quarter, the S&P 500 was down 9.9%, the Russell 1000 dropped 10.3%, the Russell 1000 Growth fell 9.1%, the S&P 400 Mid-Cap declined 14.5%, the Russell Mid-Cap decreased 16.7%, while the Russell 2000 and Russell 2000 Growth plummeted 20.9% and 22.4%, respectively.

The sell-off in the market was indiscriminate. As a result of these declines, there is some good news. We think the market is now reasonably valued. Consequently, we are continuing to invest in companies with superior fundamentals and attractive valuations. Fortunately, many of these companies are already in your portfolio, and we added to these positions during the period.

EQUITY and BALANCED FUNDS

Of note this period were announcements of several megadeals: AT&T/TCI, Citicorp/Travelers, Wells Fargo/Norwest Bank, Nationsbank/BankAmerica, Banc One/First Chicago, and American Home Products/Monsanto. The overriding theme seems to be the desire for revenue growth through product enhancement rather than the more typical cost cutting opportunities. This points to the difficulty many companies have maintaining growth in a globally competitive environment. We are also sensitive to the execution risks of these strategies and are concerned that expectations may be too high for some of these deals. Of course, these types of deals slowed significantly in the latter part of the third quarter.

Technology, Financials, Health Care and Consumer Cyclicals made a positive contribution to portfolio performance in the second calendar quarter. Leading the way in technology were ADC Technologies and Microsoft. ADC, a manufacturer of telecommunications equipment is seen as a beneficiary of the AT&T/TCI merger as demand for its products should rise. Microsoft recovered after briefly sagging under the pressure of a zealous Justice Department investigation. BMC Software delivered superior results due to several new business wins and new product proliferation.

The takeover frenzy was very beneficial to the portfolio in the second calendar quarter as well. Greentree Financial, a large financier of manufactured housing was taken over by Conseco at a significant premium to its market price. R.P. Scherer, a drug delivery technology company was purchased at a premium by another one of our major holdings, Cardinal Health, a pharmaceutical manufacturer service firm.

In the third calendar quarter the sectors hardest hit were Consumer Staples, Consumer Cyclicals and Financials. Selectron, in the Capital Goods sector, made a positive contribution and Home Depot continued to do so, confirming the company's dominance of the home building supply business. We have initiated positions in several new stocks over the past six months. They include, Mellon Bank, a large financial services firm and Sallie Mae, the government-sponsored enterprise that underwrites the majority of student loans. We have also added Network Associates, a network management software company, and Tellabs, a telecom equipment technology company. Robert Half International, a temporary staffing company, and Merck, a large pharmaceutical firm, rounded out our additions to the Equity and Balanced portfolios.

The fixed income portion of the Balanced Fund currently emphasizes high quality holdings and intermediate term maturities. We think fixed income markets will be relatively calm over the next several months. The yield curve remains very flat and spread relationships narrow.

SMALL COMPANY FUND

Small companies did not perform as well as large market capitalization companies during the second calendar quarter. In fact, no "small cap" sector in the Russell 2000 posted a gain in the second quarter, and on a contribution basis, health care and technology were the worst areas. However, several positions contributed to our relatively strong performance for the period. BMC software delivered superior results due to several new business wins and new product proliferation. Marcam Solutions, a provider of integrated resource planning applications for manufacturing companies, and Dendrite International, a developer of comprehensive electronic territory management systems, are being recognized by the market for their productivity enhancement capabilities.

In the calendar third quarter, while small companies sold-off across the board, relatively, our holdings in information/knowledge management and business services performed quite well and significantly contributed to outperformance of relevant small company indices. The portfolio also benefited by the acquisition of Molecular Dynamics, a manufacturer and marketer of systems that aid scientists in the acceleration of genetic discovery and analysis. Amersham Pharmacia Biotech purchased the company for what amounts to a 77 percent increase over the stock price at the beginning of the quarter.

Our GARP philosophy and bottom up stock selection skills helped us to weather the recent storm and to continue to outperform the average fund in our respective categories. We continue to invest for the long term.

Sincerely,



Eddie C. Brown

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         September 30, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 91.94%

       Beverages - 1.24%
            The Coca-Cola Company ..................................................                   1,600              $   92,200
                                                                                                                          ----------

       Biopharmaceuticals - 1.47%
            Perkin-Elmer Corporation ...............................................                   1,600                 109,900
                                                                                                                          ----------

       Building Materials - 2.48%
            Illinois Tool Works Inc. ...............................................                   3,400                 185,300
                                                                                                                          ----------

       Computers - 6.67%
       (a)  EMC Corporation ........................................................                   4,000                 228,750
            International Business Machines Corporation ............................                   2,100                 269,194
                                                                                                                          ----------
                                                                                                                             497,944
                                                                                                                          ----------
       Computer Software & Services - 15.67%
       (a)  Acxiom Corporation .....................................................                   7,200                 178,650
       (a)  BMC Software, Inc. .....................................................                   2,600                 156,162
       (a)  Fiserv, Inc. ...........................................................                   1,500                  69,094
       (a)  Microsoft Corporation ..................................................                   1,700                 187,106
       (a)  Network Associates, Inc. ...............................................                   3,650                 129,575
       (a)  Oracle Corporation .....................................................                   2,587                  75,346
       (a)  Sterling Commerce, Inc. ................................................                   4,972                 172,156
       (a)  Sterling Software, Inc. ................................................                   7,300                 201,206
                                                                                                                          ----------
                                                                                                                           1,169,295
                                                                                                                          ----------
       Cosmetics & Personal Care - 1.90%
            Gillette Company .......................................................                   3,700                 141,525
                                                                                                                          ----------

       Electrical Equipment - 0.16%
            Belden, Inc. ...........................................................                     900                  12,094
                                                                                                                          ----------

       Electronics - 4.41%
            General Electric Company ...............................................                   1,300                 103,431
       (a)  Solectron Corporation ..................................................                   4,700                 225,600
                                                                                                                          ----------
                                                                                                                             329,031
                                                                                                                          ----------
       Entertainment - 4.28%
            Carnival Corporation ...................................................                   5,620                 178,786
            The Walt Disney Company ................................................                   5,500                 139,906
                                                                                                                          ----------
                                                                                                                             318,692
                                                                                                                          ----------
       Financial - Banks, Money Center - 2.76%
            Chase Manhattan Corporation ............................................                   4,740                 206,190
                                                                                                                          ----------



                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         September 30, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Financial - Savings/Loans/Thrifts - 2.21%
            Mellon Bank Corporation ................................................                   3,000              $  165,187
                                                                                                                          ----------

       Financial - Securities Brokers - 2.48%
            SLM Holding Corporation ................................................                   5,700                 184,894
                                                                                                                          ----------

       Financial Services - 4.25%
            Equifax Inc. ...........................................................                   3,450                 123,122
            T. Rowe Price Associates, Inc. .........................................                   6,600                 193,875
                                                                                                                          ----------
                                                                                                                             316,997
                                                                                                                          ----------
       Hand & Machine Tools - 0.96%
            Danaher Corporation ....................................................                   2,400                  72,000
                                                                                                                          ----------

       Household Products & Housewares - 2.25%
            Newell Company .........................................................                   3,650                 168,128
                                                                                                                          ----------

       Human Resources - 0.69%
            Robert Half International Inc. .........................................                   1,200                  51,825
                                                                                                                          ----------

       Insurance - Life & Health - 1.39%
            AFLAC Incorporated .....................................................                   3,624                 103,511
                                                                                                                          ----------

       Leisure Time - 1.77%
            Harley-Davidson, Inc. ..................................................                   4,500                 132,188
                                                                                                                          ----------

       Medical - Biotechnology - 2.95%
            Merck & Co., Inc. ......................................................                   1,700                 220,256
                                                                                                                          ----------

       Medical - Hospital Management & Service - 2.92%
       (a)  HCR Manor Care, Inc. ...................................................                   3,450                 101,128
       (a)  Health Management Associates, Inc. .....................................                   6,375                 116,344
                                                                                                                          ----------
                                                                                                                             217,472
                                                                                                                          ----------
       Medical Supplies - 2.83%
            Johnson & Johnson ......................................................                   2,700                 211,275
            United States Surgical Corporation .....................................                       1                      42
                                                                                                                          ----------
                                                                                                                             211,317
                                                                                                                          ----------
       Oil & Gas - Equipment & Services - 2.03%
            Schlumberger Limited ...................................................                   3,000                 151,125
                                                                                                                          ----------




                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         September 30, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Pharmaceuticals - 7.39%
       (a)  ALZA Corporation .......................................................                   4,200              $  182,175
            Cardinal Health, Inc. ..................................................                   3,575                 369,119
                                                                                                                          ----------
                                                                                                                             551,294
                                                                                                                          ----------
       Real Estate - 1.48%
            The Rouse Company ......................................................                   4,100                 110,444
                                                                                                                          ----------

       Restaurants & Food Service - 2.34%
       (a)  The Cheesecake Factory Incorporated ....................................                   1,150                  17,825
            Craker Barrel Old Country Store, Inc. ..................................                   6,900                 156,975
                                                                                                                          ----------
                                                                                                                             174,800
                                                                                                                          ----------
       Retail - Department Stores - 1.31%
            Dollar General Corporation .............................................                   3,663                  97,527
                                                                                                                          ----------

       Retail - Grocery - 1.61%
            Casey's General Stores, Inc. ...........................................                   8,000                 120,000
                                                                                                                          ----------

       Retail - Specialty - 6.04%
       (a)  AutoZone, Inc. .........................................................                   6,800                 167,450
            Fastenal Company .......................................................                   3,100                  77,500
            The Home Depot, Inc. ...................................................                   5,200                 205,400
                                                                                                                          ----------
                                                                                                                             450,350
                                                                                                                          ----------
       Telecommunications - 1.33%
       (a)  Tellabs, Inc. ..........................................................                   2,500                  99,531
                                                                                                                          ----------

       Telecommunications Equipment - 2.29%
       (a)  ADC Telecommunications, Inc. ...........................................                   3,900                  82,388
            Northern Telecom Limited ...............................................                   2,760                  88,320
                                                                                                                          ----------
                                                                                                                             170,708
                                                                                                                          ----------
       Transportation - Rail - 0.38%
       (a)  Wisconsin Central Transportation Corporation ...........................                   2,000                  28,000
                                                                                                                          ----------




            Total Common Stocks (Cost $5,986,570) ...................................................                      6,859,725
                                                                                                                          ----------






                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         September 30, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 8.23%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...............................                 345,115              $  345,115
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .........................                 268,989                 268,989
                                                                                                                          ----------

            Total Investment Companies (Cost $614,104) ..............................................                        614,104
                                                                                                                          ----------


Total Value of Investments (Cost $6,600,674 (b)) ....................................................   100.17 %         $7,473,829
Liabilities in Excess of Other Assets ...............................................................    (0.17)%            (12,579)
                                                                                                        ------           ----------
       Net Assets ...................................................................................   100.00 %         $7,461,250
                                                                                                        ======           ==========




       (a)  Non-income producing investment.

       (b)  Aggregate  cost for  financial  reporting  and federal  income tax  purposes  is the same.  Unrealized  appreciation  of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation                                                                                 $1,481,778
            Unrealized depreciation                                                                                   (608,623)
                                                                                                                    ----------

                            Net unrealized appreciation                                                             $  873,155
                                                                                                                    ==========











See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                         September 30, 1998
                                                             (Unaudited)

ASSETS
       Investments, at value (cost $6,600,674) ..............................................................             $7,473,829
       Income receivable ....................................................................................                  5,410
       Receivable for investments sold ......................................................................                 35,632
       Other assets .........................................................................................                  6,236
                                                                                                                          ----------

            Total assets ....................................................................................              7,521,107
                                                                                                                          ----------

LIABILITIES
       Accrued expenses .....................................................................................                  2,945
       Payable for investment purchases .....................................................................                 48,181
       Disbursements in excess of cash on demand deposit ....................................................                  8,731
                                                                                                                          ----------

            Total liabilities ...............................................................................                 59,857
                                                                                                                          ----------

NET ASSETS
       (applicable to 384,492 Institutional Class shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ..............................................             $7,461,250
                                                                                                                          ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($7,461,250 / 384,492 shares) ........................................................................                 $19.41
                                                                                                                          ==========

NET ASSETS CONSIST OF
       Paid-in capital ......................................................................................             $6,184,739
       Undistributed net realized gain on investments .......................................................                403,356
       Net unrealized appreciation on investments ...........................................................                873,155
                                                                                                                          ----------
                                                                                                                          $7,461,250
                                                                                                                          ==========














See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                   Period ended September 30, 1998
                                                             (Unaudited)


INVESTMENT LOSS

       Income
            Dividends ....................................................................................              $    31,646
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   25,931
            Fund administration fees (note 2) ............................................................                    9,974
            Custody fees .................................................................................                    2,495
            Registration and filing administration fees (note 2) .........................................                    2,156
            Fund accounting fees (note 2) ................................................................                   10,500
            Audit fees ...................................................................................                    4,075
            Legal fees ...................................................................................                    8,233
            Securities pricing fees ......................................................................                    1,539
            Shareholder recordkeeping fees ...............................................................                      576
            Shareholder servicing expenses ...............................................................                    2,129
            Registration and filing expenses .............................................................                    2,018
            Printing expenses ............................................................................                    1,504
            Trustee fees and meeting expenses ............................................................                    2,006
            Other operating expenses .....................................................................                      644
                                                                                                                        -----------

                  Total expenses .........................................................................                   73,780
                                                                                                                        -----------

                  Less:
                       Expense reimbursements (note 2) ...................................................                   (2,860)
                       Investment advisory fees waived (note 2) ..........................................                  (23,037)
                                                                                                                        -----------

                  Net expenses ...........................................................................                   47,883
                                                                                                                        -----------

                       Net investment loss ...............................................................                  (16,237)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                  433,328
       Decrease in unrealized appreciation on investments ................................................               (1,311,121)
                                                                                                                        -----------

            Net realized and unrealized loss on investments ..............................................                 (877,793)
                                                                                                                        -----------

                  Net decrease in net assets resulting from operations ...................................              $  (894,030)
                                                                                                                        ===========










See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                                             (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Period ended        Year ended
                                                                                                     September 30,        March 31,
                                                                                                         1998               1998
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS

     Operations
          Net investment loss ...............................................................         $  (16,237)        $  (10,254)
          Net realized gain from investment transactions ....................................            433,328            603,519
          (Decrease) increase in unrealized appreciation on investments .....................         (1,311,121)         1,740,209
                                                                                                      ----------         ----------

              Net (decrease) increase in net assets resulting from operations ...............           (894,030)         2,333,474
                                                                                                      ----------         ----------

     Distributions to shareholders from
          Net realized gain from investment transactions ....................................                  0           (660,547)
          Distributions in excess of net realized gains .....................................                  0            (13,735)
                                                                                                      ----------         ----------

              Decrease in net assets resulting from distributions ...........................                  0           (674,282)
                                                                                                      ----------         ----------

     Capital share transactions
           Increase in net assets resulting from capital share transactions (a) .............            205,510          2,085,558
                                                                                                      ----------         ----------

                   Total (decrease) increase in net assets ..................................           (688,520)         3,744,750

NET ASSETS

     Beginning of period ....................................................................          8,149,770          4,405,020
                                                                                                      ----------         ----------

     End of period ..........................................................................         $7,461,250         $8,149,770
                                                                                                      ==========         ==========



(a) A summary of capital share activity follows:
                                                             -----------------------------------------------------------------------
                                                                        Period ended                            Year ended
                                                                     September 30, 1998                       March 31, 1998

                                                                  Shares              Value             Shares              Value
                                                             -----------------------------------------------------------------------

Shares sold ................................................        34,011         $  696,129            120,211         $2,302,970
Shares issued for reinvestment
     of distributions ......................................             0                  0             31,855            669,689
                                                                ----------         ----------         ----------         ----------

                                                                    34,011            696,129            152,066          2,972,659

Shares redeemed ............................................       (22,089)          (490,619)           (44,640)          (887,101)
                                                                ----------         ----------         ----------         ----------

     Net increase ..........................................        11,922         $  205,510            107,426         $2,085,558
                                                                ==========         ==========         ==========         ==========




See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                            Period ended    Year ended     Year ended     Year ended     Year ended
                                                            September 30,    March 31,      March 31,      March 31,      March 31,
                                                                1998           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................       $21.87         $16.61         $15.81         $12.36         $11.48

      (Loss) income from investment operations
           Net investment (loss) income .................        (0.04)         (0.03)          0.05           0.00           0.00
           Net realized and unrealized (loss) gain
                on investments ..........................        (2.42)          7.31           1.36           3.72           1.01
                                                            ----------     ----------     ----------     ----------     ----------

                Total from investment operations ........        (2.46)          7.28           1.41           3.72           1.01
                                                            ----------     ----------     ----------     ----------     ----------

      Distributions to shareholders from
           Net investment income ........................        (0.00)          0.00          (0.05)          0.00           0.00
           Net realized gain from investment transactions        (0.00)         (1.98)         (0.56)         (0.27)         (0.13)
           Distributions in excess of net realized gains          0.00          (0.04)          0.00           0.00           0.00
                                                            ----------     ----------     ----------     ----------     ----------

                Total distributions .....................        (0.00)         (2.02)         (0.61)         (0.27)         (0.13)
                                                            ----------     ----------     ----------     ----------     ----------

Net asset value, end of period ..........................       $19.41         $21.87         $16.61         $15.81         $12.36
                                                            ==========     ==========     ==========     ==========     ==========

Total return ............................................       (11.25)%        44.68 %         8.91 %        30.25 %         8.90 %
                                                            ==========     ==========     ==========     ==========     ==========

Ratios/supplemental data
      Net assets, end of period .........................   $7,461,250     $8,149,770     $4,405,020     $1,965,862     $1,130,020
                                                            ==========     ==========     ==========     ==========     ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ...      1.85 %(a)      1.98 %         3.37 %         5.58 %         8.32 %
           After expense reimbursements and waived fees ....      1.20 %(a)      1.20 %         1.20 %         1.56 %         2.00 %

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees ...     (1.06)%(a)     (0.94)%        (1.85)%        (4.20)%        (6.41)%
           After expense reimbursements and waived fees ....     (0.40)%(a)     (0.16)%         0.32 %         0.01 %        (0.11)%

      Portfolio turnover rate ..............................     22.35 %(a)     38.42 %        34.21 %        48.06 %         7.29 %
      Average brokerage commission per share (b) ...........   $0.0504        $0.0507            --             --             --



(a)  Annualized.
(b)  Represents  total  commissions  paid on  portfolio  securities  divided by total  portfolio  shares  purchased or sold on which commissions were charged.





See accompanying notes to financial statements

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
                                   (Unaudited)



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992. Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

7                          NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
                                   (Unaudited)



NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $23,037 ($.06 per share) and has voluntarily agreed to reimburse $2,860 of the Fund's operating expenses for the period ended September 30, 1998.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Trust to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At September 30, 1998, the Advisor and its officers held 37,030 shares or 9.63% of the Fund shares outstanding.

NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $1,808,997 and $1,668,418, respectively, for the period ended September 30, 1998.

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         September 30, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 70.38%

       Beverages - 0.87%
            The Coca-Cola Company ....................................................                    900             $   51,863
                                                                                                                          ----------

       Building Materials - 0.76%
            Fastenal Company .........................................................                  1,800                 45,000
                                                                                                                          ----------

       Commercial Services - 1.38%
            Equifax Inc. .............................................................                  2,300                 82,081
                                                                                                                          ----------

       Computers - 5.11%
       (a)  EMC Corporation ..........................................................                  2,400                137,250
            International Business Machines Corporation ..............................                  1,300                166,644
                                                                                                                          ----------
                                                                                                                             303,894
                                                                                                                          ----------
       Computer Software & Services - 11.83%
       (a)  Acxiom Corporation .......................................................                  4,000                 99,250
       (a)  BMC Software, Inc. .......................................................                  1,600                 96,100
       (a)  Fiserv, Inc. .............................................................                  1,050                 48,366
       (a)  Microsoft Corporation ....................................................                  1,000                110,062
       (a)  Network Associates, Inc. .................................................                  2,250                 79,875
       (a)  Oracle Corporation .......................................................                  1,537                 44,765
       (a)  Sterling Commerce, Inc. ..................................................                  3,011                104,256
       (a)  Sterling Software, Inc. ..................................................                  4,400                121,275
                                                                                                                          ----------
                                                                                                                             703,949
                                                                                                                          ----------
       Cosmetics & Personal Care - 1.48%
            Gillette Company .........................................................                  2,300                 87,975
                                                                                                                          ----------

       Electronics - 3.23%
            Belden Inc. ..............................................................                    500                  6,719
            General Electric Company .................................................                    700                 55,694
       (a)  Solectron Corporation ....................................................                  2,700                129,600
                                                                                                                          ----------
                                                                                                                             192,013
                                                                                                                          ----------
       Entertainment - 3.32%
            Carnival Corporation .....................................................                  3,500                111,344
            The Walt Disney Company ..................................................                  3,400                 86,487
                                                                                                                          ----------
                                                                                                                             197,831
                                                                                                                          ----------
       Financial Services - 3.93%
            SLM Holding Corporation ..................................................                  3,400                110,287
            T. Rowe Price Associates, Inc. ...........................................                  4,200                123,375
                                                                                                                          ----------
                                                                                                                             233,662
                                                                                                                          ----------



                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         September 30, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Financial - Banks, Money Center - 3.76%
            Mellon Bank Corporation ..................................................                  1,800             $   99,113
            The Chase Manhattan Corporation ..........................................                  2,856                124,236
                                                                                                                          ----------
                                                                                                                             223,349
                                                                                                                          ----------
       Hand & Machine Tools - 0.71%
            Danaher Corporation ......................................................                  1,400                 42,000
                                                                                                                          ----------

       Household Products & Housewares - 1.70%
            Newell Co. ...............................................................                  2,200                101,337
                                                                                                                          ----------

       Human Resources - 0.44%
       (a)  Robert Half International Inc. ...........................................                    600                 25,912
                                                                                                                          ----------

       Insurance - Life & Health - 1.08%
            AFLAC Incorporated .......................................................                  2,250                 64,266
                                                                                                                          ----------

       Leisure Time - 1.48%
            Harley-Davidson, Inc. ....................................................                  3,000                 88,125
                                                                                                                          ----------

       Manufacturing - 2.96%
            Illinois Tool Works, Inc. ................................................                  2,100                114,450
            The Perkin-Elmer Corporation .............................................                    900                 61,819
                                                                                                                          ----------
                                                                                                                             176,269
                                                                                                                          ----------
       Medical - Hospital Management & Service - 2.27%
            HCR Manor Care, Inc. .....................................................                  2,325                 68,152
            Health Management Associates, Inc. .......................................                  3,675                 67,069
                                                                                                                          ----------
                                                                                                                             135,221
                                                                                                                          ----------
       Medical Supplies - 2.50%
       (a)  Johnson & Johnson ........................................................                  1,900                148,675
       (a)  United States Surgical Corporation .......................................                      1                     42
                                                                                                                          ----------
                                                                                                                             148,717
                                                                                                                          ----------
       Oil & Gas - Equipment & Services - 1.61%
            Schlumberger Limited .....................................................                  1,900                 95,713
                                                                                                                          ----------

       Pharmaceuticals - 8.02%
       (a)  Alza Corporation .........................................................                  2,600                112,775
            Cardinal Health, Inc. ....................................................                  2,150                221,987
            Merck & Co., Inc. ........................................................                  1,100                142,519
                                                                                                                          ----------
                                                                                                                             477,281
                                                                                                                          ----------
       Real Estate - 1.18%
            The Rouse Company ........................................................                  2,600                 70,037
                                                                                                                          ----------

                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         September 30, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Restaurants & Food Service - 1.86%
            Cracker Barrel Old Country Store, Inc. ...................................                  4,400             $  100,100
       (a)  The Cheesecake Factory Incorporated ......................................                    675                 10,462
                                                                                                                          ----------
                                                                                                                             110,562
                                                                                                                          ----------
       Retail - Department Stores - 0.95%
            Dollar General Corporation ...............................................                  2,121                 56,472
                                                                                                                          ----------

       Retail - Grocery - 1.11%
            Casey's General Stores, Inc. .............................................                  4,400                 66,000
                                                                                                                          ----------

       Retail - Specialty Line - 3.87%
       (a)  AutoZone, Inc. ...........................................................                  4,300                105,887
            The Home Depot, Inc. .....................................................                  3,150                124,425
                                                                                                                          ----------
                                                                                                                             230,312
                                                                                                                          ----------
       Telecommunications - 1.07%
       (a)  Tellabs, Inc. ............................................................                  1,600                 63,700
                                                                                                                          ----------

       Telecommunications Equipment - 0.82%
       (a)  ADC Telecommunications, Inc. .............................................                  2,300                 48,587
                                                                                                                          ----------

       Transportation - Rail - 0.24%
       (a)  Wisconsin Central Transportation Corporation .............................                  1,000                 14,000
                                                                                                                          ----------

       Utilities - Telecommunications - 0.84%
            Northern Telecom Limited .................................................                  1,560                 49,920
                                                                                                                          ----------

            Total Common Stocks (Cost $3,504,322) ......................................................                   4,186,048
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Interest          Maturity
                                                                Principal            Rate              Date
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.32%

       United States Treasury Note ...........................   $ 20,000           6.250%           08/15/23                 22,984
       United States Treasury Note ...........................     70,000           6.375%           07/15/99                 70,908
       United States Treasury Note ...........................     90,000           6.375%           08/15/02                 96,385
       United States Treasury Note ...........................    100,000           7.500%           02/15/05                117,250
       United States Treasury Note ...........................    100,000           7.750%           01/31/00                104,125
       Federal Home Loan Bank ................................    100,000           0.000%           07/14/17                 23,505
                                                                                                                          ----------

            Total U.S. Government and Agency Obligations (Cost $406,084) ...............................                     435,157
                                                                                                                          ----------

                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         September 30, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Interest          Maturity               Value
                                                                 Principal           Rate              Date                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 9.23%

       Alabama Power Company .................................    $15,000           7.750%           02/01/23             $   15,739
       Boston Edison Company .................................     40,000           7.800%           05/15/10                 46,715
       Chase Manhattan Corporation ...........................     30,000           6.500%           08/01/05                 30,750
       Chesapeake & Potomac Telephone of Virginia ............     50,000           7.250%           06/01/12                 50,437
       Citicorp ..............................................     15,000           7.125%           06/01/03                 16,053
       Ford Motor Credit Corporation .........................     40,000           7.250%           09/01/10                 46,526
       ITT Corporation .......................................     50,000           7.375%           11/15/15                 46,375
       Merrill Lynch .........................................     75,000           7.150%           07/30/12                 79,800
       Monsanto Company ......................................     45,000           6.210%           02/05/08                 47,578
       Nationsbank Corporation ...............................     15,000           6.875%           02/15/05                 16,141
       The Rouse Company .....................................     10,000           8.500%           01/15/03                 10,772
       The Walt Disney Company ...............................     50,000           7.750%           09/30/11                 51,250
       Time Warner, Inc. .....................................     20,000           9.150%           02/01/23                 25,100
       U. S. F. & G. Corporation .............................     60,000           7.125%           06/01/05                 65,635
                                                                                                                          ----------

            Total Corporate Obligations (Cost $511,406) ................................................                     548,871
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Shares
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 9.16%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .................................                272,546                272,546
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Shares ...................................                272,546                272,546
                                                                                                                          ----------

            Total Investment Companies (Cost $545,092) .................................................                     545,092
                                                                                                                          ----------


Total Value of Investments (Cost $4,966,904 (b)) .......................................................     96.09%       $5,715,168
Other Assets Less Liabilities ..........................................................................      3.91%          232,732
                                                                                                            ------        ----------
       Net Assets ......................................................................................    100.00%       $5,947,900
                                                                                                            ======        ==========

       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation                                                                                  $1,124,354
            Unrealized depreciation                                                                                    (376,090)
                                                                                                                     ----------

                            Net unrealized appreciation                                                              $  748,264
                                                                                                                     ==========

See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                         September 30, 1998
                                                             (Unaudited)


ASSETS
       Investments, at value (cost $4,966,904) ..........................................................                 $5,715,168
       Cash .............................................................................................                    215,829
       Income receivable ................................................................................                     17,847
       Receivable for investments sold ..................................................................                      1,382
       Other assets .....................................................................................                      6,578
                                                                                                                          ----------

            Total assets ................................................................................                  5,956,804
                                                                                                                          ----------

LIABILITIES
       Accrued expenses .................................................................................                      1,938
       Payable for investment purchases .................................................................                      6,966
                                                                                                                          ----------

            Total liabilities ...........................................................................                      8,904
                                                                                                                          ----------

NET ASSETS
       (applicable to 383,378 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ..........................................                 $5,947,900
                                                                                                                          ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($5,947,900 / 383,378 shares) ....................................................................                     $15.51
                                                                                                                          ==========

NET ASSETS CONSIST OF
       Paid-in capital ..................................................................................                 $4,929,872
       Undistributed net investment income ..............................................................                      2,798
       Undistributed net realized gain on investments ...................................................                    266,966
       Net unrealized appreciation on investments .......................................................                    748,264
                                                                                                                          ----------
                                                                                                                          $5,947,900
                                                                                                                          ==========













See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       STATEMENT OF OPERATIONS

                                                   Period ended September 30, 1998
                                                             (Unaudited)


INVESTMENT INCOME

       Income
            Interest ......................................................................................               $  34,782
            Dividends .....................................................................................                  29,105
                                                                                                                          ---------

                  Total income ............................................................................                  63,887
                                                                                                                          ---------

       Expenses
            Investment advisory fees (note 2) .............................................................                  20,687
            Fund administration fees (note 2) .............................................................                   7,956
            Custody fees ..................................................................................                   2,418
            Registration and filing administration fees (note 2) ..........................................                   2,106
            Fund accounting fees (note 2) .................................................................                  10,500
            Audit fees ....................................................................................                   4,313
            Legal fees ....................................................................................                   8,107
            Securities pricing fees .......................................................................                   2,103
            Shareholder recordkeeping fees ................................................................                     268
            Shareholder servicing expenses ................................................................                   1,663
            Registration and filing expenses ..............................................................                   2,018
            Printing expenses .............................................................................                     410
            Trustee fees and meeting expenses .............................................................                   2,041
            Other operating expenses ......................................................................                     679
                                                                                                                          ---------

                  Total expenses ..........................................................................                  65,269
                                                                                                                          ---------

                  Less:
                       Expense reimbursements (note 2) ....................................................                  (6,396)
                       Investment advisory fees waived (note 2) ...........................................                 (20,687)
                                                                                                                          ---------

                  Net expenses ............................................................................                  38,186
                                                                                                                          ---------

                       Net investment income ..............................................................                  25,701
                                                                                                                          ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

       Net realized gain from investment transactions .....................................................                 266,968
       Decrease in unrealized appreciation on investments .................................................                (765,785)
                                                                                                                          ---------

            Net realized and unrealized loss on investments ...............................................                (498,817)
                                                                                                                          ---------

                  Net decrease in net assets resulting from operations ....................................               $(473,116)
                                                                                                                          =========







See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                                             (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Period ended         Year ended
                                                                                                    September 30,         March 31,
                                                                                                        1998                1998
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS

     Operations
          Net investment income ............................................................         $   25,701          $   54,147
          Net realized gain from investment transactions ...................................            266,968             493,452
          (Decrease) increase in unrealized appreciation on investments ....................           (765,785)            949,181
                                                                                                     ----------          ----------

              Net (decrease) increase in net assets resulting from operations ..............           (473,116)          1,496,780
                                                                                                     ----------          ----------

     Distributions to shareholders from
          Net investment income ............................................................            (22,843)            (54,255)
          Distribution in excess of net investment income ..................................                  0                 (60)
          Net realized gain from investment transactions ...................................            (16,737)           (476,740)
                                                                                                     ----------          ----------

              Decrease in net assets resulting from distributions ..........................            (39,580)           (531,055)
                                                                                                     ----------          ----------

     Capital share transactions
          Increase in net assets resulting from capital share transactions (a) .............            382,859           1,237,359
                                                                                                     ----------          ----------

                   Total (decrease) increase in net assets .................................           (129,837)          2,203,084

NET ASSETS

     Beginning of period ...................................................................          6,077,737           3,874,653
                                                                                                     ----------          ----------

     End of period (including undistributed net investment .................................         $5,947,900          $6,077,737
                      income of $2,798 at September 30, 1998)                                        ==========          ==========



(a) A summary of capital share activity follows:

                                                ------------------------------------------------------------------------------------
                                                                    Period ended                               Year ended
                                                                 September 30, 1998                          March 31, 1998

                                                             Shares               Value                Shares              Value
                                                ------------------------------------------------------------------------------------

Shares sold ....................................               34,973          $  590,777               111,277          $1,757,479
Shares issued for reinvestment
     of distributions ..........................                2,337              39,178                32,554             529,963
                                                           ----------          ----------            ----------          ----------

                                                               37,310             629,955               143,831           2,287,442

Shares redeemed ................................              (14,971)           (247,096)              (67,688)         (1,050,083)
                                                           ----------          ----------            ----------          ----------

     Net increase ..............................               22,339          $  382,859                76,143          $1,237,359
                                                           ==========          ==========            ==========          ==========





See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                Period ended   Year ended    Year ended    Year ended    Year ended
                                                                September 30,   March 31,     March 31,     March 31,     March 31,
                                                                    1998          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .....................          $16.83        $13.60        $13.76        $11.56        $11.02

      Income (loss) from investment operations
           Net investment income .........................            0.07          0.17          0.21          0.12          0.10
           Net realized and unrealized (loss) gain
                on investments ...........................           (1.29)         4.65          0.76          2.98          0.77
                                                                ----------    ----------    ----------    ----------    ----------

                Total from investment operations .........           (1.22)         4.82          0.97          3.10          0.87
                                                                ----------    ----------    ----------    ----------    ----------

      Distributions to shareholders from
           Net investment income .........................           (0.06)        (0.17)        (0.21)        (0.12)        (0.11)
           Net realized gain from investment transactions            (0.04)        (1.42)        (0.92)        (0.78)        (0.22)
                                                                ----------    ----------    ----------    ----------    ----------

                Total distributions ......................           (0.10)        (1.59)        (1.13)        (0.90)        (0.33)
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of period ...........................          $15.51        $16.83        $13.60        $13.76        $11.56
                                                                ==========    ==========    ==========    ==========    ==========

Total return .............................................           (7.27)%       36.19 %        7.01 %       27.04 %        8.04 %
                                                                ==========    ==========    ==========    ==========    ==========

Ratios/supplemental data
      Net assets, end of period ..........................      $5,947,900    $6,077,737    $3,874,653    $3,319,314    $2,296,206
                                                                ==========    ==========    ==========    ==========    ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ........     2.05 %(a)     2.22 %        2.85 %        3.50 %        5.43 %
           After expense reimbursements and waived fees .........     1.20 %(a)     1.20 %        1.20 %        1.59 %        2.00 %

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees ........    (0.04)%(a)     0.05 %       (0.13)%       (0.97)%       (2.44)%
           After expense reimbursements and waived fees .........     0.80 %(a)     1.08 %        1.51 %        0.94 %        1.00 %

      Portfolio turnover rate ...................................    19.70 %       33.54 %       45.58 %       43.59 %        9.51 %
      Average brokerage commission per share (b) ................  $0.0507       $0.0509       $0.0509           --            --



(a)  Annualized
(b)  Represents  total  commissions  paid on  portfolio  securities  divided by total  portfolio  shares  purchased or sold on which commissions were charged.



See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
                                   (Unaudited)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
                                   (Unaudited)


              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $20,687 ($0.05 per share) and has voluntarily agreed to reimburse $6,396 of the Fund's operating expenses for the period ended September 30, 1998.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
                                   (Unaudited)


              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At September 30, 1998, the Advisor and its officers held 23,930 shares or 6.396% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $1,220,787 and $1,074,954, respectively, for the period ended September 30, 1998.


                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         September 30, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 93.02%

       Advertising - 1.84%
       (a)  Catalina Marketing Corporation .........................................                   4,200             $   197,400
                                                                                                                         -----------

       Chemicals - 0.88%
       (a)  Synthetech, Inc. .......................................................                  19,300                  94,088
                                                                                                                         -----------

       Commercial Services - 4.23%
            Paychex, Inc. ..........................................................                   3,562                 183,666
       (a)  Quintiles Transnational Corp. ..........................................                   6,200                 271,250
                                                                                                                         -----------
                                                                                                                             454,916
                                                                                                                         -----------
       Computers - 1.29%
       (a)  RadiSys Corporation ....................................................                  10,300                 139,050
                                                                                                                         -----------

       Computer Software & Services - 45.87%
       (a)  Acxiom Corporation .....................................................                  17,700                 439,181
       (a)  Advent Software, Inc. ..................................................                   8,300                 283,756
       (a)  American Software, Inc. ................................................                  26,900                  68,931
       (a)  Best Software, Inc. ....................................................                   8,800                 211,200
       (a)  BMC Software, Inc. .....................................................                   9,646                 579,363
       (a)  Boole & Babbage, Inc. ..................................................                   7,500                 174,375
       (a)  Cerner Corporation .....................................................                  10,500                 281,531
       (a)  CFI ProServices, Inc. ..................................................                  12,100                 124,025
       (a)  Concord Communications, Inc. ...........................................                   4,000                 159,000
       (a)  Datastream Systems, Inc. ...............................................                   8,600                 149,962
       (a)  Dendrite International, Inc. ...........................................                  28,400                 678,050
            Fair, Isaac and Company, Incorporated ..................................                   9,200                 307,050
       (a)  Hyperion Software Corporation ..........................................                   7,410                 160,704
       (a)  infoUSA Inc. Class A ...................................................                   8,200                  58,425
       (a)  infoUSA Inc. Class B ...................................................                   8,200                  47,663
       (a)  Manugistics Group, Inc. ................................................                  10,400                  99,450
       (a)  Network Associates, Inc. ...............................................                   8,587                 304,839
       (a)  Platinum Technology, Inc. ..............................................                   5,600                 100,800
       (a)  QRS Corporation ........................................................                   4,100                 130,687
       (a)  SPSS Inc. ..............................................................                   4,600                 105,225
       (a)  Structural Dynamics Research Corporation ...............................                  10,400                 117,000
       (a)  The BISYS Group, Inc. ..................................................                   6,700                 295,638
       (a)  Tripos, Inc. ...........................................................                   7,600                  55,100
                                                                                                                         -----------
                                                                                                                           4,931,955
                                                                                                                         -----------
       Electronics - 2.14%
       (a)  Sanmina Corporation ....................................................                   8,200                 230,625
                                                                                                                         -----------



                                                                                                                         (Continued)

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         September 30, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Electronics - Semiconductor - 0.97%
       (a)  Medialink Worldwide Incorporated .......................................                   6,200             $   103,850
                                                                                                                         -----------

       Financial Services - 2.84%
            T. Rowe Price Associates, Inc. .........................................                  10,400                 305,500
                                                                                                                         -----------

       Furniture & Home Appliances - 1.44%
            Juno Lighting, Inc. ....................................................                   6,900                 154,388
                                                                                                                         -----------

       Hand & Machine Tools - 1.75%
       (a)  Flow International Corporation .........................................                  20,300                 187,775
                                                                                                                         -----------

       Machine - Diversified - 1.10%
       (a)  Cognex Corporation .....................................................                  10,200                 118,575
                                                                                                                         -----------

       Medical - Biotechnology - 1.95%
       (a)  Affymetrix, Inc. .......................................................                   1,500                  38,625
       (a)  Human Genome Sciences, Inc. ............................................                   1,100                  33,000
       (a)  Incyte Pharmaceuticals, Inc. ...........................................                   1,200                  25,500
       (a)  Pharmacopeia, Inc. .....................................................                  11,200                 112,000
                                                                                                                         -----------
                                                                                                                             209,125
                                                                                                                         -----------
       Medical - Hospital Management & Services - 2.34%
       (a)  ABR Information Services, Inc. .........................................                  18,400                 251,850
                                                                                                                         -----------

       Medical Supplies - 12.84%
            Ballard Medical Products ...............................................                   7,400                 148,000
            Biomet, Inc. ...........................................................                   3,900                 135,281
       (a)  CN Biosciences, Inc. ...................................................                   6,320                 154,840
       (a)  Crescendo Pharmaceuticals Corporation ..................................                     420                   5,539
            Diagnostic Products Corporation ........................................                  13,000                 346,937
            Life Technologies, Inc. ................................................                   9,700                 323,737
       (a)  Techne Corporation .....................................................                  18,200                 266,175
                                                                                                                         -----------
                                                                                                                           1,380,509
                                                                                                                         -----------
       Miscellaneous - Manufacturing - 0.06%
       (a)  Panavision Inc. ........................................................                     395                   6,814
                                                                                                                         -----------

       Pharmaceuticals - 5.69%
       (a)  ALZA Corporation .......................................................                   9,600                 416,400
       (a)  Applied Analytical Industries, Inc. ....................................                  13,300                 194,513
       (a)  Lynx Therapeutics, Inc. ................................................                      81                     658
                                                                                                                         -----------
                                                                                                                             611,571
                                                                                                                         -----------


                                                                                                                         (Continued)

                                             BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         September 30, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Real Estate Investment Trust - 1.36%
            Post Properties, Inc. ..................................................                   3,800             $   146,538
                                                                                                                         -----------

       Restaurants & Food Services - 3.13%
       (a)  Au Bon Pain Company, Inc. ..............................................                  29,300                 178,548
       (a)  The Cheesecake Factory Incorporated ....................................                  10,200                 158,100
                                                                                                                         -----------
                                                                                                                             336,648
                                                                                                                         -----------
       Retail - Specialty Line - 0.79%
            Fastenal Company .......................................................                   3,400                  85,000
                                                                                                                         -----------

       Telecommunications Equipment - 0.51%
       (a)  Applied Digital Access, Inc. ...........................................                  19,200                  55,200
                                                                                                                         -----------

       Warrants - 0.00%
       (a)  ALZA Corporation, expiration date December 31, 1999 ....................                     150                      56
       (a)  The Perkin-Elmer Corporation, expiraton date September 11, 2003 ........                      27                     113
                                                                                                                         -----------
                                                                                                                                 169
                                                                                                                         -----------

            Total Common Stocks (Cost $8,072,415) .....................................................                   10,001,546
                                                                                                                         -----------

INVESTMENT COMPANIES - 7.09%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ....................................            281,752                 281,752
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares ..............................            480,139                 480,139
                                                                                                                         -----------

            Total Investment Companies (Cost $761,891) ................................................                      761,891
                                                                                                                         -----------

Total Value of Investments (Cost $8,834,306 (b)) ......................................................    100.11 %     $10,763,437
Liabilities In Excess of Other Assets .................................................................     (0.11)%         (11,390)
                                                                                                           ------       -----------
       Net Assets .....................................................................................    100.00 %     $10,752,047
                                                                                                           ======       ===========


       (a)  Non-income producing investment.

       (b)  Aggregate  cost for  financial  reporting  and federal  income tax  purposes  is the same.  Unrealized  appreciation  of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation                                                                                     $ 3,106,350
            Unrealized depreciation                                                                                      (1,177,219)
                                                                                                                        -----------

                            Net unrealized appreciation                                                                 $ 1,929,131
                                                                                                                        ===========

See accompanying notes to financial statements

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                         September 30, 1998
                                                             (Unaudited)

ASSETS
       Investments, at value (cost $8,834,306) ..............................................................            $10,763,437
       Cash .................................................................................................                    466
       Income receivable ....................................................................................                  7,737
       Other assets .........................................................................................                  4,276
                                                                                                                         -----------

            Total assets ....................................................................................             10,775,916
                                                                                                                         -----------

LIABILITIES
       Accrued expenses .....................................................................................                  3,456
       Payable for investment purchases .....................................................................                 20,413
                                                                                                                         -----------

            Total liabilities ...............................................................................                 23,869
                                                                                                                         -----------

NET ASSETS
       (applicable to 595,859 Institutional Class shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ..............................................            $10,752,047
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($10,752,047 / 595,859 shares) .......................................................................                 $18.04
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital ......................................................................................            $ 8,363,360
       Undistributed net realized gain on investments .......................................................                459,556
       Net unrealized appreciation on investments ...........................................................              1,929,131
                                                                                                                         -----------
                                                                                                                         $10,752,047
                                                                                                                         ===========













See accompanying notes to financial statements

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       STATEMENT OF OPERATIONS

                                                   Period ended September 30, 1998
                                                             (Unaudited)


INVESTMENT LOSS

       Income
            Dividends ....................................................................................              $    26,476
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   57,223
            Fund administration fees (note 2) ............................................................                   13,951
            Custody fees .................................................................................                    1,972
            Registration and filing administration fees (note 2) .........................................                    3,848
            Fund accounting fees (note 2) ................................................................                   10,500
            Audit fees ...................................................................................                    4,075
            Legal fees ...................................................................................                    8,233
            Securities pricing fees ......................................................................                    1,777
            Shareholder recordkeeping fees ...............................................................                      878
            Shareholder servicing expenses ...............................................................                    2,459
            Registration and filing expenses .............................................................                    5,014
            Printing expenses ............................................................................                    1,504
            Trustee fees and meeting expenses ............................................................                    2,006
            Other operating expenses .....................................................................                      747
                                                                                                                        -----------

                  Total expenses .........................................................................                  114,187
                                                                                                                        -----------

                  Less investment advisory fees waived (note 2) ..........................................                  (28,319)
                                                                                                                        -----------

                  Net expenses ...........................................................................                   85,868
                                                                                                                        -----------

                       Net investment loss ...............................................................                  (59,392)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                  452,691
       Decrease in unrealized appreciation on investments ................................................               (2,099,548)
                                                                                                                        -----------

            Net realized and unrealized loss on investments ..............................................               (1,646,857)
                                                                                                                        -----------

                  Net decrease in net assets resulting from operations ...................................              $(1,706,249)
                                                                                                                        ===========












See accompanying notes to financial statements

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                                             (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Period ended          Year ended
                                                                                                  September 30,          March 31,
                                                                                                      1998                 1998
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS

     Operations
          Net investment loss ......................................................               $   (59,392)         $   (63,196)
          Net realized gain from investment transactions ...........................                   452,691              264,971
          (Decrease) increase in unrealized appreciation on investments ............                (2,099,548)           3,029,081
                                                                                                   -----------          -----------

              Net (decrease) increase in net assets resulting from operations ......                (1,706,249)           3,230,856
                                                                                                   -----------          -----------

     Distributions to shareholders from
          Net realized gain from investment transactions ...........................                         0             (122,662)
                                                                                                   -----------          -----------

     Capital share transactions
          Increase in net assets resulting from capital share transactions (a) .....                   892,352            1,939,063
                                                                                                   -----------          -----------

                   Total (decrease) increase in net assets .........................                  (813,897)           5,047,257

NET ASSETS

     Beginning of period ...........................................................                11,565,944            6,518,687
                                                                                                   -----------          -----------

     End of period .................................................................               $10,752,047          $11,565,944
                                                                                                   ===========          ===========



(a) A summary of capital share activity follows:
                                            ----------------------------------------------------------------------------------------
                                                                  Period ended                                Year ended
                                                               September 30, 1998                           March 31, 1998

                                                           Shares                Value               Shares                Value
                                            ----------------------------------------------------------------------------------------

Shares sold ...............................                   63,227          $ 1,256,669              127,445          $ 2,137,857
Shares issued for reinvestment
     of distributions .....................                        0                    0                6,686              122,282
                                                         -----------          -----------          -----------          -----------

                                                              63,227            1,256,669              134,131            2,260,139

Shares redeemed ...........................                  (17,496)            (364,317)             (18,185)            (321,076)
                                                         -----------          -----------          -----------          -----------

     Net increase .........................                   45,731          $   892,352              115,946          $ 1,939,063
                                                         ===========          ===========          ===========          ===========







See accompanying notes to financial statements

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                           Period ended    Year ended     Year ended     Year ended     Year ended
                                                           September 30,    March 31,      March 31,      March 31,      March 31,
                                                               1998           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .....................      $21.02         $15.01         $15.13         $12.24         $10.69

      (Loss) income from investment operations
           Net investment loss ...........................       (0.10)         (0.11)         (0.03)         (0.06)         (0.06)
           Net realized and unrealized (loss) gain
                on investments ...........................       (2.88)          6.36           0.27           4.00           1.86
                                                           -----------    -----------    -----------    -----------    -----------

                Total from investment operations .........       (2.98)          6.25           0.24           3.94           1.80
                                                           -----------    -----------    -----------    -----------    -----------

      Distributions to shareholders from
           Net realized gain from investment transactions        (0.00)         (0.24)         (0.36)         (1.05)         (0.25)
                                                           -----------    -----------    -----------    -----------    -----------


Net asset value, end of period ...........................      $18.04         $21.02         $15.01         $15.13         $12.24
                                                           ===========    ===========    ===========    ===========    ===========

Total return .............................................      (14.18)%        41.84 %         1.56 %        33.00 %        16.95 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data

      Net assets, end of period ........................   $10,752,047    $11,565,944    $ 6,518,687    $ 3,740,208    $ 2,609,361
                                                           ===========    ===========    ===========    ===========    ===========
      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .....    1.99 %(a)      2.05 %         2.70 %         3.49 %         4.49 %
           After expense reimbursements and waived fees ......    1.50 %(a)      1.50 %         1.50 %         1.69 %         2.00 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees .....   (1.54)%(a)     (1.23)%        (1.50)%        (2.29)%        (3.38)%
           After expense reimbursements and waived fees ......   (1.04)%(a)     (0.68)%        (0.30)%        (0.50)%        (0.90)%

      Portfolio turnover rate ................................    8.31 %        11.64 %        13.39 %        23.43 %        32.79 %
      Average brokerage commission per share (b) ............. $0.0530        $0.0520        $0.0482            --             --



(a)  Annualized.
(b)  Represents  total  commissions  paid on  portfolio  securities  divided by total  portfolio  shares  purchased or sold on which commissions were charged.




See accompanying note to financial statements

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
                                   (Unaudited)



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Small Company Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investment in the equity securities of those companies with operating revenues of $250 million or less at the time of the initial investment. The Fund began operations on July 23, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $59,392 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
                                   (Unaudited)


              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.50% of the average daily net assets of the Fund in future years. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $28,319 (0.05 per share) for the period ended September 30, 1998.

              The Fund's administrator, The Nottingham Company (the"Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Trust to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

              At September 30, 1998, the Advisor and its officers held 46,211 shares or 7.76% of the Fund shares outstanding.

                                                                     (Continued)

                THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
                                   (Unaudited)


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $1,381,954 and $896,106, respectively, for the period ended September 30, 1998.

________________________________________________________________________________


                       THE BROWN CAPITAL MANAGEMENT FUNDS

________________________________________________________________________________


                 a series of the Nottingham Investment Trust II






















                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

                                     PART C
                                     ======

                                    FORM N-1A

                                OTHER INFORMATION


ITEM 23.  Exhibits
          --------
(a)(1)     Amended and Restated Declaration of Trust.^9

(a)(2)     Certificate of Establishment and Designation.^14

(b)        Amended and Restated By-Laws.^9

(c) Certificates for shares are not issued. Articles V, VI, VIII, IX and X of the Amended and Restated Declaration of Trust, previously filed as Exhibit (a)(1) hereto, define the rights of holders of Shares.^9

(d)(1) Investment Advisory Agreement between the Nottingham Investment Trust II and Capital Investment Counsel, Inc., as Advisor to the Capital Value Fund.^1

(d)(2) Amendment to the Investment Advisory Agreement between the Nottingham Investment Trust II and Capital Investment Counsel, Inc., as Advisor to the Capital Value Fund.^10

(d)(3) Investment Advisory Agreement between the Nottingham Investment Trust II and Investek Capital Management, Inc., as Advisor to the Investek Fixed Income Trust.^2

(d)(4) Investment Advisory Agreement between the Nottingham Investment Trust II and Zaske, Sarafa, & Associates, Inc., as Advisor to the ZSA Asset Allocation Fund.^3

(d)(5) Investment Advisory Agreement between the Nottingham Investment Trust II and Zaske, Sarafa, & Associates, Inc., as Advisor to the ZSA Social Conscience Fund.^6

(d)(6) Amendment to the Investment Advisory Agreement between the Nottingham Investment Trust II and Zaske, Sarafa, & Associates, Inc., as Advisor to the ZSA Asset Allocation Fund.^9

(d)(7) Form of Amended and Restated Investment Advisory Agreement between the Nottingham Investment Trust II and Brown Capital Management, Inc., as Advisor to the Brown Capital Management Funds.

(d)(8) Investment Advisory Agreement between the Nottingham Investment Trust II and Wilbanks, Smith & Thomas Asset Management, Inc., as Advisor to the WST Growth & Income Fund.^12

(d)(9)     Investment Advisory Agreement between the Nottingham Investment Trust
           II  and   Morehead   Capital   Advisor,   LLC,   as  Advisor  to  The
           CarolinasFund.^13

(d)(10) Investment Sub-Advisory Agreement between the Nottingham Investment Trust II and Capital Investment Counsel, Inc., as Sub-Advisor to The CarolinasFund.

(e)(1) Distribution Agreement between the Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the Capital Value Fund.^10

(e)(2) Distribution Agreement between the Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the Investek Fixed Income Trust.^11

(e)(3) Distribution Agreement between the Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the ZSA Asset Allocation Fund.^7

(e)(4) Distribution Agreement between the Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the ZSA Social Conscience Fund Fund.^6

(e)(5) Form of Amended and Restated Distribution Agreement between the Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for the Brown Capital Management Funds.

(e)(6) Distribution Agreement between the Nottingham Investment Trust II and Capital Investment Group, Inc., as Distributor for The WST Growth & Income Fund.^12

(e)(7)     Distribution Agreement between the Nottingham Investment Trust II and
           Capital    Investment   Group,   Inc.,   as   Distributor   for   The
           CarolinasFund.^13

(f)        Not Applicable.

(g) Custodian Agreement between the Nottingham Investment Trust II and First Union National Bank of North Carolina, as Custodian.^12

(h)(1) Fund Accounting and Compliance Administration Agreement between the Nottingham Investment Trust II and The Nottingham Company, Inc., as Administrator.

(h)(2) Dividend Disbursing and Transfer Agent Agreement between Capital Management Investment Trust and NC Shareholder Services, LLC, as Transfer Agent.

(h)(3) Expense Limitation Agreement between Nottingham Investment Trust II and Brown Capital Management, Inc., as Advisor.^14

(i)(1)     Opinion and Consent of Counsel for the CarolinasFund.^13

(i)(2) Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Brown Capital Management International Equity Fund.

(j)        Consent of Deloitte & Touche LLP, Independent Public Accountants.

(k)        Not applicable.

(l)        Initial Capital Agreement.^1

(m)(1)     Distribution Plan under Rule 12b-1 for the Capital Value Fund.^10

(m)(2)     Distribution  Plan  under Rule 12b-1 for the  Investek  Fixed  Income
           Trust.^11

(m)(3)     Distribution  Plan  under  Rule  12b-1 for the ZSA  Asset  Allocation
           Fund.^7

(m)(4)     Distribution  Plan under  Rule  12b-1 for the ZSA  Social  Conscience
           Fund.^6

(m)(5) Distribution Plan under Rule 12b-1 for the Brown Capital Management Equity Fund.^9

(m)(6) Distribution Plan under Rule 12b-1 for the Brown Capital Management Balanced Fund.^9

(m)(7) Distribution Plan under Rule 12b-1 for the Brown Capital Management Small Company Fund Fund.^9

(m)(8)     Distribution  Plan  under  Rule  12b-1  for the WST  Growth  & Income
           Fund.^12

(m)(9)     Distribution Plan under Rule 12b-1 for The CarolinasFund.^13

(n)        Financial Data Schedules.

(o)        Amended and Restated Rule 18f-3 Multi-Class Plan.^13

(p)        Copy of Powers of Attorney.^6

-----------------------

1. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 29, 1990 (File No. 33-37458).
2. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on September 20, 1991 (File No. 33-37458).
3. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on May 22, 1992 (File No. 33-37458).
4. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on May 27, 1992 (File No. 33-37458).
5. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on July 30, 1993 (File No. 33-37458).
6. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 26, 1994 (File No. 33-37458).
7. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on July 29, 1994 (File No. 33-37458).
8. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 7, 1994 (File No. 33-37458).
9. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on June 2, 1995 (File No. 33-37458).
10. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 1, 1995 (File No. 33-37458).
11. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on July 12, 1996 (File No. 33-37458).
12. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on July 24, 1997 (File No. 33-37458).
13. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 20, 1998 (File No. 33-37458).
14.      To be filed by Amendment.


ITEM 24.  Persons Controlled by or Under Common Control with the Registrant
          -----------------------------------------------------------------

             No person is controlled by or under common control with the Registrant.


ITEM 25.  Indemnification
          ---------------

             Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto:

             Article VIII, Sections 8.4 through 8.6 of the Registrant's Declaration of Trust, Section 8(b), Section 8(b) of the Registrant's Investment Advisory Agreements, Section 8(b) of the Registrant's Administration Agreement, and Section (6) of the Registrant's Distribution Agreements.

             The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


ITEM 26.  Business and other Connections of the Investment Advisor
          --------------------------------------------------------

             See the Statement of Additional Information section entitled "Trustees and Officers" for the activities and affiliations of the officers and directors of the Investment Advisors of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisors is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisors currently serve as investment advisors to numerous institutional and individual clients.

ITEM 27.  Principal Underwriter
          ---------------------

       (a) Capital Investment Group, Inc. is underwriter and distributor for The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, The Chesapeake Core Growth Fund, Capital Value Fund, Investek Fixed Income Trust, ZSA Asset Allocation Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, WST Growth & Income Fund, Blue Ridge Total Return Fund, SCM Strategic Growth Fund, and The CarolinasFund.

       (b)

 Name and Principal    Position(s) and Offices     Position(s) and Offices
 Business Address      with Underwriter            with Fund
 ==================    =======================     =======================

 Richard K. Bryant     President                   Trustee and officer of Trust;
 17 Glenwood Ave.                                  President   of Capital  Value
 Raleigh, NC                                       Fund;  no   positional   with
                                                   other series of Trust

 E.O. Edgerton, Jr.    Vice President              Vice  President   of  Capital
 17 Glenwood Ave.                                  Value Fund;  no position with
 Raleigh, NC                                       other series of the Trust

       (c)   Not applicable

ITEM 28.  Location of Accounts and Records
          --------------------------------

             All account books and records not normally held by First Union National Bank of North Carolina, the Custodian to the Nottingham Investment Trust II, are held by the Nottingham Investment Trust II, in the offices of The Nottingham Company, Inc., Fund Accountant and Administrator, NC Shareholder Services, LLC, Transfer Agent to the Nottingham Investment Trust II, or by the Advisors to the Nottingham Investment Trust II.

             The address of The Nottingham Company, Inc. is 105 North Washington Street, P.O. Drawer 69, Rocky Mount, North Carolina 27802-0069. The address of NC Shareholder Services, LLC is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of First Union National Bank of North Carolina is Two First Union Center, Charlotte, North Carolina
             28288-1151.  The  address  of  Capital  Investment  Counsel,  Inc.,
             Advisor to the Capital Value Fund and Sub-Advisor to The CarolinasFund, is Glenwood Avenue, Raleigh, North Carolina 27622. The address of Investek Capital Management, Inc., Advisor to Investek Fixed Income Trust, is 317 East Capitol Street, Jackson, Mississippi 39207. The address of Zaske, Sarafa, & Associates, Inc., Advisor to the ZSA Asset Allocation Fund, is 355 South Woodard Avenue, Birmingham, Michigan 48009. The address of Brown Capital Management, Inc., Advisor to The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund and The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund is 809 Cathedral Street,
             Baltimore, Maryland 21201. The address of Wilbanks, Smith and Thomas Asset Management, Inc., Advisor to the WST Growth & Income Fund, is One Commercial Place, Suite 1450, Norfolk, Virginia 23510. The address of Morehead Capital Advisors LLC, Advisor to The CarolinasFund, is 1712 East Boulevard, Charlotte, North Carolina, 28203.


ITEM 29.  Management Services
          -------------------

             None


ITEM 30.  Undertakings
          ------------

             None.

                                   SIGNATURES

Pursuant to the requirements of (the Securities Act of 1933 and) the Investment Company Act of 1940, the Registrant (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(a) under the Securities Act of 1933 and) has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Rocky Mount, and State of North Carolina on the 24th day of February, 1999.

THE NOTTINGHAM INVESTMENT TRUST II


By:  /s/ C. Frank Watson, III
    ________________________________
       C. Frank Watson, III
       Secretary


Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                     *                              Trustee
______________________________________________
 Jack E. Brinson                   Date


                     *                              Trustee
______________________________________________
 Eddie C. Brown                    Date


                     *                              Trustee
______________________________________________
 Richard K. Bryant                 Date


                     *                              Trustee
______________________________________________
 Thomas W. Steed, III              Date


                     *                              Trustee
______________________________________________
 J. Buckley Strandberg             Date


  /s/ Julian G. Winters      February 24, 1999      Treasurer
______________________________________________
 Julian G. Winters                 Date


* By:  /s/ C. Frank Watson, III                Dated: February 24, 1999
      ________________________________________
        C. Frank Watson, III
        Attorney-in-Fact

                                INDEX TO EXHIBITS
                                -----------------
                      (FOR POST-EFFECTIVE AMENDMENT NO. 35)


EXHIBIT NO.
UNDER PART C
OF FORM N-1A              NAME OF EXHIBIT
---------------       -----------------------
    (d)(7)            Form of Amended and Restated Investment Advisory Agreement

    (d)(10)           Investment Sub-Advisory Agreement

    (e)(5)            Form of Amended and Restated Distribution Agreement

    (h)(1)            Fund Accounting and Compliance Administration Agreement

    (h)(2)            Dividend Disbursing and Transfer Agent Agreement

    (i)(2)            Opinion and Consent of Counsel

    (j)               Consent of Independent Accountants

    (n)               Financial Data Schedules